                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission
        Only (as permitted by Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        The Hartford Mutual Funds, Inc.
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


        -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required
/ /     Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         (5)  Total fee paid:
         -----------------------------------------------------------------------
         / / Fee paid previously with preliminary materials.
         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                        THE HARTFORD MUTUAL FUNDS, INC.

                              200 Hopmeadow Street
                          Simsbury, Connecticut 06089


                    THE HARTFORD GLOBAL COMMUNICATIONS FUND
                  THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                        THE HARTFORD GLOBAL HEALTH FUND
                      THE HARTFORD GLOBAL TECHNOLOGY FUND
                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                            THE HARTFORD FOCUS FUND
                        THE HARTFORD SMALL COMPANY FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                         THE HARTFORD MIDCAP VALUE FUND
                            THE HARTFORD MIDCAP FUND
                            THE HARTFORD STOCK FUND
                      THE HARTFORD GROWTH AND INCOME FUND
                            THE HARTFORD VALUE FUND
                     THE HARTFORD DIVIDEND AND GROWTH FUND
                           THE HARTFORD ADVISERS FUND
                          THE HARTFORD HIGH YIELD FUND
                     THE HARTFORD BOND INCOME STRATEGY FUND
                         THE HARTFORD MONEY MARKET FUND



                                                                    June 6, 2002


Dear Shareholder:


     You are cordially invited to attend the Special Meeting of Shareholders (the "Meeting") of the Hartford Funds listed above (the "Funds"), each a series of The Hartford Mutual Funds, Inc., to be held on July 16, 2002, at 10:00 a.m. Eastern time at the offices of Hartford Investment Financial Services, LLC at 200 Hopmeadow Street, Simsbury, Connecticut 06089.



     At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. These matters include the election of members of the Board of Directors, and consideration of changes to, or the adoption or elimination of, fundamental investment policies of the Funds. The Board of Directors has reviewed and approved each of the proposals and recommends that you vote FOR each proposal. The "Important Information" following this letter contains summary information which you might find helpful.

     Although the Board of Directors would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed.



THERE ARE THREE WAYS TO GRANT YOUR PROXY:



     BY TELEPHONE -- You can grant your proxy by telephone by calling the number on the proxy card(s) and following the instructions on the proxy card(s);



     OVER THE INTERNET -- You can grant your proxy over the Internet at the Internet address shown on your proxy card(s);



     BY MAIL -- You can grant your proxy by mail by completing, signing, dating, and returning the enclosed proxy card(s). A postage-paid envelope is enclosed for this purpose.


     We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                      Sincerely yours,

                                      /s/ David M. Znamierowski
                                      David M. Znamierowski
                                      President

--------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE GRANT YOUR PROXY, SO AS TO BE REPRESENTED AT THE MEETING, BY TELEPHONE, OVER THE INTERNET, OR BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE. IF YOU PROVIDE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET, DO NOT RETURN YOUR PROXY CARD(S).

--------------------------------------------------------------------------------

                             IMPORTANT INFORMATION


     We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to provide brief answers to some questions.



Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?



A. You are being asked to consider two matters. First, you will be asked to consider the election of directors of The Hartford Mutual Funds, Inc. Second, you will be asked to consider changes to, or the adoption or elimination of, fundamental investment policies of your Funds. "Fundamental" investment policies are policies that cannot be changed or eliminated without shareholder approval.


Q.  WHO ARE BEING NOMINATED TO SERVE AS DIRECTORS?


A. There are nine nominees. Seven of the nominees currently serve as directors of The Hartford Mutual Funds, Inc. The other two nominees serve as directors for other Hartford-affiliated mutual funds.


Q.  WHY ARE WE PROPOSING TO CHANGE THE FUNDS' FUNDAMENTAL POLICIES?


A. As is described in more detail in the accompanying proxy statement, many of the existing fundamental policies were adopted in response to regulatory, business, or industry requirements or conditions that no longer prevail. In addition, small variations in the wording of similar restrictions among the whole family of Hartford funds makes the task of ensuring compliance with them difficult and expensive. We are proposing adopting and removing certain policies and bringing those that remain in line, wherever possible, with other fundamental policies in place, or expected to be put in place, for other Hartford funds.


Q.  DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS A RESULT?

A. No. These changes are being proposed to help streamline the compliance and regulatory processes, not in order to facilitate any expected change in investment strategy or approach by the Funds.

Q.  HAS THE FUNDS' BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.  WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or a firm authorized by The Hartford may be contacting you to urge you to vote on these important matters.

                        THE HARTFORD MUTUAL FUNDS, INC.

                    THE HARTFORD GLOBAL COMMUNICATIONS FUND
                  THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                        THE HARTFORD GLOBAL HEALTH FUND
                      THE HARTFORD GLOBAL TECHNOLOGY FUND
                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                            THE HARTFORD FOCUS FUND
                        THE HARTFORD SMALL COMPANY FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                         THE HARTFORD MIDCAP VALUE FUND
                            THE HARTFORD MIDCAP FUND
                            THE HARTFORD STOCK FUND
                      THE HARTFORD GROWTH AND INCOME FUND
                            THE HARTFORD VALUE FUND
                     THE HARTFORD DIVIDEND AND GROWTH FUND
                           THE HARTFORD ADVISERS FUND
                          THE HARTFORD HIGH YIELD FUND
                     THE HARTFORD BOND INCOME STRATEGY FUND
                         THE HARTFORD MONEY MARKET FUND


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


     A Special Meeting of Shareholders (the "Meeting") of the Hartford Funds listed above (each a "Fund," and collectively, the "Funds"), each a series of The Hartford Mutual Funds, Inc., will be held at the offices of Hartford Investment Financial Services, LLC at 200 Hopmeadow Street, Simsbury, Connecticut 06089, on July 16, 2002, at 10:00 a.m., Eastern time, for the following purposes:


          I. To elect a Board of Directors.


          II. To approve proposals to adopt, eliminate, or revise certain fundamental investment policies of the Funds. (To be considered separately by the applicable Funds, as described in the enclosed proxy statement.)


          III. To consider and act upon such other matters as may properly come before the Meeting.


     The Board of Directors unanimously recommends approval of each item listed in this Notice.

     Shareholders of record as of the close of business on May 7, 2002 are entitled to notice of and to vote at the Meeting.

                                      By order of the Board of Directors,

                                      KEVIN J. CARR

                                      Secretary


June 6, 2002


--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE GRANT YOUR PROXY BY TELEPHONE, OVER THE INTERNET, OR BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

--------------------------------------------------------------------------------

                        THE HARTFORD MUTUAL FUNDS, INC.
                              200 Hopmeadow Street
                          Simbsbury, Connecticut 06089


                    THE HARTFORD GLOBAL COMMUNICATIONS FUND
                  THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                        THE HARTFORD GLOBAL HEALTH FUND
                      THE HARTFORD GLOBAL TECHNOLOGY FUND
                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                            THE HARTFORD FOCUS FUND
                        THE HARTFORD SMALL COMPANY FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                         THE HARTFORD MIDCAP VALUE FUND
                            THE HARTFORD MIDCAP FUND
                            THE HARTFORD STOCK FUND
                      THE HARTFORD GROWTH AND INCOME FUND
                            THE HARTFORD VALUE FUND
                     THE HARTFORD DIVIDEND AND GROWTH FUND
                           THE HARTFORD ADVISERS FUND
                          THE HARTFORD HIGH YIELD FUND
                     THE HARTFORD BOND INCOME STRATEGY FUND
                         THE HARTFORD MONEY MARKET FUND


                                PROXY STATEMENT


     The enclosed proxy is solicited on behalf of the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company") for use at the Special Meeting of Shareholders (the "Meeting") of the Hartford Funds listed above, each a series of the Company (each a "Fund," and collectively, the "Funds"), to be held on July 16, 2002, at 10:00 a.m. Eastern time, at the offices of Hartford Investment Financial Services, LLC ("HIFSCO") at 200 Hopmeadow Street, Simsbury, Connecticut 06089 and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record as of the close of business on May 7, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting or at any adjourned session. The Notice, this Proxy Statement, and the enclosed form(s) of proxy are first being mailed or otherwise made available to shareholders on or about June 6, 2002.



     If you own shares of more than one Fund, you should grant your proxy by telephone, over the Internet, or by signing, dating, and returning a proxy card for each Fund of which you are a shareholder; for example, if you own shares of

The Hartford Focus Fund and The Hartford Stock Fund, you should provide your proxy for each of those Funds. A DIFFERENT PROXY CARD IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. IF YOU GRANT YOUR PROXY BY MAIL, YOU SHOULD SIGN AND RETURN EACH OF THE CARDS.



     Each share is entitled to one vote, with fractional shares voting proportionally. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights. Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendations of the Board of Directors. You may revoke or change a proxy at any time before it is exercised, by sending or delivering a written revocation to the Secretary of the Company (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy (which will be effective when it is received by the Secretary), by attending the Meeting, requesting return of your proxy, and voting in person, or by granting a new proxy by telephone or over the Internet. If you grant a proxy by telephone or over the Internet, your most current telephone or Internet proxy is the one that will be counted at the Meeting.



     HIFSCO is the investment manager and the underwriter for each Fund. The address of HIFSCO is 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Investment Management Company ("HIMCO") is a sub-adviser to The Hartford High Yield Fund, The Hartford Bond Income Strategy Fund, and The Hartford Money Market Fund. HIMCO's address is 55 Farmington Avenue, Hartford, Connecticut 06105. Wellington Management Company LLP ("Wellington Management") is a sub-adviser to each of the remaining Funds. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.



     The following table shows the number of outstanding shares of each Fund as of the Record Date:


                                    TABLE 1


FUND                                                SHARES OUTSTANDING
--------------------------------------------------   ----------------
The Hartford Advisers Fund........................        184,249,605
The Hartford Bond Income Strategy Fund............         30,618,828
The Hartford Capital Appreciation Fund............        172,647,113
The Hartford Dividend and Growth Fund.............         73,628,322
The Hartford Focus Fund...........................         16,570,329
The Hartford Global Communications Fund...........          1,626,483
The Hartford Global Financial Services Fund.......          1,968,449
The Hartford Global Health Fund...................         18,667,279
The Hartford Global Leaders Fund..................         41,027,166
The Hartford Global Technology Fund...............         13,603,446
The Hartford Growth and Income Fund...............         40,263,656

FUND                                                SHARES OUTSTANDING
----                                                ------------------
The Hartford High Yield Fund......................         24,641,616
The Hartford International Capital Appreciation
  Fund............................................            720,307
The Hartford International Opportunities Fund.....         13,802,897
The Hartford International Small Company Fund.....            537,163
The Hartford MidCap Fund..........................         71,106,806
The Hartford MidCap Value Fund....................         14,768,748
The Hartford Money Market Fund....................        360,354,781
The Hartford Small Company Fund...................         20,526,714
The Hartford Stock Fund...........................        126,814,179
The Hartford Value Fund...........................          5,370,487



     COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ISSUED BY THE COMPANY INCLUDING INFORMATION ABOUT EACH FUND MAY BE OBTAINED WITHOUT CHARGE. FOR COPIES, PLEASE CALL THE COMPANY AT 1-888-843-7824 OR WRITE THE COMPANY AT P.O. BOX 64387, ST. PAUL, MINNESOTA 55164-0387.


SUMMARY OF PROPOSALS AND FUNDS AFFECTED

     The following table summarizes the voting on the proposals:

                                    TABLE 2


                                PROPOSAL              SHAREHOLDERS ENTITLED TO VOTE
                                --------              -----------------------------
Proposal I.........  Election of Directors            Shareholders of all Funds,
                                                      voting as a single class.

Proposal II........  A(i). Proposal to revise the     Shareholders of each Fund
                     fundamental policy regarding     voting separately by Fund.
                     the issuing of senior
                     securities.

                     A(ii). Proposal to revise the    Shareholders of each Fund
                     fundamental policy regarding     voting separately by Fund.
                     the borrowing of money.

                     B. Proposal to revise the        Shareholders of each Fund
                     fundamental policy regarding     voting separately by Fund,
                     investment concentrations        EXCEPT the following Funds:
                     within a particular industry.

                                                      The Hartford Global
                                                      Communications Fund, The
                                                      Hartford Global Financial
                                                      Services Fund, The Hartford
                                                      Global Health Fund, and The
                                                      Hartford Global Technology
                                                      Fund

                     C. Proposal concerning           Shareholders of the following
                     fundamental policies regarding   Funds voting separately by
                     investments within certain       Fund:
                     industries.

                                                      The Hartford Global
                                                      Communications Fund, The
                                                      Hartford Global Financial
                                                      Services Fund, The Hartford
                                                      Global Health Fund, and The
                                                      Hartford Global Technology
                                                      Fund

                                PROPOSAL              SHAREHOLDERS ENTITLED TO VOTE
                                --------              -----------------------------
                     D. Proposal to revise the        Shareholders of each Fund
                     fundamental policy regarding     voting separately by Fund.
                     the making of loans.

                     E. Proposal to revise the        Shareholders of each Fund
                     fundamental policy regarding     voting separately by Fund.
                     underwriting securities.

                     F. Proposal to revise the        Shareholders of each Fund
                     fundamental policy regarding     voting separately by Fund.
                     investments in real estate and
                     interests therein.

                     G. Proposal to revise the        Shareholders of each Fund
                     fundamental policy regarding     voting separately by Fund.
                     purchases and sales of
                     commodities and commodities
                     contracts.

                     H. Proposal to eliminate the     Shareholders of each Fund
                     fundamental policy regarding     voting separately by Fund,
                     the diversification of           EXCEPT the following Funds:
                     investments.
                                                      The Hartford Global
                                                      Communications Fund, The
                                                      Hartford Global Financial
                                                      Services Fund, The Hartford
                                                      Global Health Fund, The
                                                      Hartford Global Technology
                                                      Fund, and The Hartford Focus
                                                      Fund


                                   PROPOSAL I

                         ELECTION OF BOARD OF DIRECTORS


     The Board of Directors of the Company has fixed the number of Directors at nine and is recommending that shareholders approve the election of nine nominees for Director. Of these, seven currently serve as Directors: Winifred Ellen Coleman, Duane E. Hill, William Atchison O'Neill, Millard Handley Pryor, Jr., John Kelley Springer, Lowndes Andrew Smith, and David M. Znamierowski. The other two nominees are currently Directors of other Hartford-affiliated mutual funds. They are Phillip O. Peterson and Robert M. Gavin. Each nominee for election has consented to serve as Director if elected.



     The Nominating Committee of the Board of Directors reviewed and approved the nomination of each nominee. The Board of Directors, in turn, has approved the nominations and is recommending that shareholders vote in favor of each nominee.



     Biographical data for each of the nominees is set forth below, together with information concerning the current officers of the Company. If elected, each Director will serve until his or her death, resignation, or retirement or until the next annual meeting of stockholders, if any, and his or her successor is elected and qualifies.

     The mailing address for each nominee is: c/o Secretary, The Hartford Mutual Funds, Inc. 55 Farmington Avenue, Hartford, CT 06105.


NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS


                                                                             NUMBER OF
                                                                            PORTFOLIOS
                               POSITION    TERM OF                            IN FUND         OTHER
                                 HELD    OFFICE* AND       PRINCIPAL          COMPLEX     DIRECTORSHIPS
                               WITH THE   LENGTH OF   OCCUPATION(S) DURING   OVERSEEN        HELD BY
NAME AND AGE                   COMPANY   TIME SERVED      LAST 5 YEARS      BY DIRECTOR     DIRECTOR
------------                   --------  -----------  --------------------  -----------   -------------
Winifred Ellen Coleman.......  Director  Since 1996   Ms. Coleman has           48        N/A
  (age 69)                                            served as President
                                                      of Saint Joseph
                                                      College since 1991
                                                      and President of
                                                      Cashel House, Ltd.
                                                      (retail) since 1985.

Dr. Robert M. Gavin..........  N/A       New Nominee  Mr. Gavin is an           24        Mr. Gavin is
  (age 61)                                            educational                         a Director of
                                                      consultant. Prior to                Systems &
                                                      September 1, 2001,                  Computer
                                                      he was President of                 Technology
                                                      Cranbrook Education                 Corporation.
                                                      Community and prior
                                                      to July 1996 he was
                                                      President of
                                                      Macalester College,
                                                      St. Paul, MN.

Duane E. Hill................  Director  Since 2001   Mr. Hill is Partner       48        N/A
  (age 56)                                            Emeritus and a
                                                      founding partner of
                                                      TSG Capital Group, a
                                                      private equity
                                                      investment firm that
                                                      serves as sponsor
                                                      and lead investor in
                                                      leveraged buyouts of
                                                      middle market
                                                      companies. Mr. Hill
                                                      is also a Partner of
                                                      TSG Ventures L.P., a
                                                      private equity
                                                      investment company
                                                      that invests
                                                      primarily in
                                                      minority-owned small
                                                      businesses. Mr. Hill
                                                      currently serves as
                                                      Chairman of the City
                                                      of Stamford, CT
                                                      Planning Board and a
                                                      director of the
                                                      Stamford Cultural
                                                      Development
                                                      Corporation.


                                                                             NUMBER OF
                                                                            PORTFOLIOS
                               POSITION    TERM OF                            IN FUND         OTHER
                                 HELD    OFFICE* AND       PRINCIPAL          COMPLEX     DIRECTORSHIPS
                               WITH THE   LENGTH OF   OCCUPATION(S) DURING   OVERSEEN        HELD BY
NAME AND AGE                   COMPANY   TIME SERVED      LAST 5 YEARS      BY DIRECTOR     DIRECTOR
------------                   --------  -----------  --------------------  -----------   -------------
William Atchison O'Neill.....  Director  Since 1996   The Honorable             48        N/A
  (age 71)                                            William A. O'Neill
                                                      served as Governor
                                                      of the State of
                                                      Connecticut from
                                                      1980 until 1991. He
                                                      is presently
                                                      retired.

Phillip O. Peterson..........  N/A       New Nominee  Mr. Peterson is a         24        N/A
  (age 57)                                            mutual fund industry
                                                      consultant. He was a
                                                      Partner of KPMG LLP,
                                                      through June, 1999.

Millard Handley Pryor,         Director  Since 1996   Mr. Pryor has served      48        Mr. Pryor is
 Jr. ........................                         as Managing Director                a Director of
  (age 68)                                            of Pryor & Clark                    Infodata
                                                      Company (real estate                Systems, Inc.
                                                      investment),                        (software
                                                      Hartford,                           company) and
                                                      Connecticut, since                  CompuDyne
                                                      June, 1992.                         Corporation
                                                                                          (security
                                                                                          products and
                                                                                          services).

John Kelley Springer.........  Director  Since 1996   Mr. Springer served       48        N/A
  (age 70)                                            as Chairman of
                                                      MedSpan, Inc.
                                                      (health maintenance
                                                      organization) until
                                                      March 2002.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS


                                                                             NUMBER OF
                                                                            PORTFOLIOS
                               POSITION    TERM OF                            IN FUND         OTHER
                                 HELD    OFFICE* AND       PRINCIPAL          COMPLEX     DIRECTORSHIPS
                               WITH THE   LENGTH OF   OCCUPATION(S) DURING   OVERSEEN        HELD BY
NAME AND AGE                   COMPANY   TIME SERVED      LAST 5 YEARS      BY DIRECTOR     DIRECTOR
------------                   --------  -----------  --------------------  -----------   -------------
Lowndes Andrew Smith**.......  Director  Since 1996   Mr. Smith served as       48            N/A
  (age 62)                                            Vice Chairman of
                                                      Hartford Financial
                                                      Services Group, Inc.
                                                      ("The Hartford")
                                                      from February 1997
                                                      to January 2002, as
                                                      President and Chief
                                                      Executive Officer of
                                                      Hartford Life, Inc.
                                                      ("Hartford Life")
                                                      from February 1997
                                                      to January 2002, and
                                                      as President and
                                                      Chief Operating
                                                      Officer of The
                                                      Hartford Life
                                                      Insurance Company
                                                      from January 1989 to
                                                      January 2002.

David M. Znamierowski***.....  President Since 2001   Mr. Znamierowski          71            N/A
  (age 41)                     and                    currently serves as
                               Director               President of HIMCO
                                                      and Senior Vice
                                                      President, Chief
                                                      Investment Officer
                                                      and Director of
                                                      Investment Strategy
                                                      for Hartford Life.
                                                      Mr. Znamierowski is
                                                      also a Managing
                                                      Member and Senior
                                                      Vice President of
                                                      HIFSCO and HL
                                                      Investment Advisors,
                                                      LLC ("HL Advisors").
                                                      In addition, Mr.
                                                      Znamierowski is the
                                                      Group Senior Vice
                                                      President and Chief
                                                      Investment Officer
                                                      for The Hartford.


---------------

* Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of stockholders, if any, and his or her successor is elected and qualifies. Mr. O'Neill is expected to retire from the Board of Directors in August, 2002.

** Mr. Smith is an "interested" Director due to the positions he held with The Hartford until January 2002, and because of his holdings of The Hartford's stock.



*** Mr. Znamierowski is an "interested" Director due to the positions he holds with HIMCO and its affiliates, and because of his holdings of The Hartford's stock.


OFFICERS


                              POSITION    TERM OF
                                HELD    OFFICE* AND
                              WITH THE   LENGTH OF       PRINCIPAL OCCUPATION(S) DURING THE
                              COMPANY   TIME SERVED                 LAST 5 YEARS
NAME, AGE AND ADDRESS         --------  -----------  ------------------------------------------
Kevin J. Carr...............  Vice      Since 1996   Mr. Carr has served as Assistant General
  (age 47)                    President              Counsel since 1999, Counsel since November
  55 Farmington Avenue        and                    1996, and Associate Counsel since November
  Hartford, CT 06105          Secretary              1995, of The Hartford.

Tamara L. Fagely............  Vice      Since 2002   Ms. Fagely has been Vice President of
  (age 43)                    President,             Hartford Administrative Services Company
  500 Bielenberg Drive        Controller             ("HASCO") since 1998. Prior to 1998, she
  Woodbury, MN 55125          and                    was Second Vice President of HASCO. She
                              Treasurer              also has served as Assistant Vice
                                                     President of Hartford Life Insurance
                                                     Company since December 2001.

Bruce Ferris................  Vice      Since 2002   Mr. Ferris serves as Vice President and a
  (age 46)                    President              director of sales and marketing in the
  P.O. Box 2999                                      Investment Products Division of Hartford
  Hartford, CT 06104-2999                            Life Insurance Company.

George Richard Jay..........  Vice      Since 1996   Mr. Jay has served as Secretary and
  (age 50)                    President              Director, Life and Equity Accounting and
  P.O. Box 2999                                      Financial Control, of Hartford Life
  Hartford, CT 06104-2999                            Insurance Company since 1987.

Ryan Johnson................  Vice      Since 2002   Mr. Johnson has served as Vice President
  (age 41)                    President              and a director of sales and marketing in
  P.O. Box 2999                                      the Investment Products Division of
  Hartford, CT 06104-2999                            Hartford Life Insurance Company since
                                                     1999. Previously he was with Guardian
                                                     Insurance Company in New York, New York.

Stephen T. Joyce............  Vice      Since 2000   Mr. Joyce currently serves as Senior Vice
  (age 42)                    President              President and director of investment
  P.O. Box 2999                                      products management for Hartford Life
  Hartford, CT 06104-2999                            Insurance Company. Previously he served as
                                                     Vice President (1997-1999) and Assistant
                                                     Vice President (1994-1997) of Hartford
                                                     Life Insurance Company.

David N. Levenson...........  Vice      Since 2000   Mr. Levenson serves as Senior Vice
  (age 35)                    President              President of Hartford Life Insurance
  P.O. Box 2999                                      Company and is responsible for the
  Hartford, CT 06104-2999                            Company's mutual funds line of business
                                                     and its corporate retirement plans line of
                                                     business. Mr. Levenson joined The Hartford
                                                     in 1995. Mr. Levenson is also a senior
                                                     vice president of HIFSCO.


                              POSITION    TERM OF
                                HELD    OFFICE* AND
                              WITH THE   LENGTH OF       PRINCIPAL OCCUPATION(S) DURING THE
                              COMPANY   TIME SERVED                 LAST 5 YEARS
NAME, AGE AND ADDRESS         --------  -----------  ------------------------------------------
Thomas Michael Marra........  Vice      Since 1996   Mr. Marra is President and Chief Operating
  (age 43)                    President              Officer of Hartford Life. He is also a
  P.O. Box 2999                                      member of the Board of Directors and a
  Hartford, CT 06104-2999                            member of the Office of the Chairman for
                                                     The Hartford, the parent company of
                                                     Hartford Life. Named President of Hartford
                                                     Life in 2001 and COO in 2000, Mr. Marra
                                                     served as Executive Vice President and
                                                     Director of Hartford Life's Investment
                                                     Products Division from 1998 to 2000. He
                                                     was head of the company's Individual Life
                                                     and Annuities Division from 1994 to 1998
                                                     after being promoted to Senior Vice
                                                     President in 1994 and to Executive Vice
                                                     President in 1996. From 1990 to 1994, Mr.
                                                     Marra was Vice President and Director of
                                                     Individual Annuities. Mr. Marra is also a
                                                     Managing Member and Executive Vice
                                                     President of HIFSCO and HL Advisors.

John C. Walters.............  Vice      Since 2000   Mr. Walters serves as Executive Vice
  (age 39)                    President              President and Director of the Investment
  P.O. Box 2999                                      Products Division of Hartford Life
  Hartford, CT 06104-2999                            Insurance Company. Previously Mr. Walters
                                                     was with First Union Securities and its
                                                     predecessor from 1984 to 2000. Mr. Walters
                                                     is also a Managing Member and Executive
                                                     Vice President of HIFSCO and HL Advisors.

David M. Znamierowski.......  President Since 1999   See biographical information under
  (Age 41)                    and                    "Nominees for Election as Interested
  55 Farmington Avenue        Director               Directors" above.
  Hartford, CT 06105


---------------

* Each officer serves at the pleasure of the Board of Directors.



     CERTAIN INFORMATION REGARDING DIRECTORS AND OFFICERS. Messrs. Peterson and Gavin are also directors of Fortis Securities, Inc., a closed-end registered investment company, Hartford HLS Series Fund II, Inc., an open-end registered investment company, and The Hartford Mutual Funds II, Inc., an open-end registered investment company. All other non-interested Directors of the Company are non-interested directors of 13 other registered investment companies in the fund complex. David Znamierowski is a Director of the 16 other registered investment companies in the fund complex. All of the officers of the Company listed above are also officers of those 16 other registered investment companies in the fund complex. Lowndes Smith serves as a director with 13 other registered investment companies in the fund complex.



     The Company's Articles of Incorporation does not provide for the annual election of directors unless specifically required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. However, in accordance with the 1940 Act, (i) the Company will hold a shareholders' meeting for the election of Directors at such time as less than a majority of the Directors holding office has been elected by the shareholders and (ii) a vacancy among the Directors may be filled by the remaining Directors only if, immedi-ately after such vacancy is filled, at least two-thirds of the Directors holding office shall have been elected by the shareholders.



     The full Board of Directors met seven times during the fiscal year ended October 31, 2001. During such fiscal year, each incumbent Director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of which he was a member that were held while he was serving on the Board of Directors or on such committee.



     STANDING COMMITTEES. The Board of Directors has established an Audit Committee and a Nominating Committee for the Company. Each Committee is made up of those directors who are not "interested persons" of the Company. The Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers, (ii) oversees the quality and objectivity of the Funds' financial statements and the independent audit thereof, and (iii) acts as a liaison between the Funds' independent auditors and the full Board of Directors. The Nominating Committee screens and selects candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of The Hartford Mutual Funds, Inc., who will then forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Audit Committee and Nominating Committee met two times and one time, respectively, during the fiscal year ended October 31, 2001.



     If the nominees to the Board of Directors are elected, the composition of the Company's standing committees will likely change.



     INDEPENDENT ACCOUNTANTS. On April 30, 2002, Ernst & Young LLP was selected as independent accountants for the Funds' current fiscal year; on that date, Arthur Andersen LLP's engagement as independent accountants for the Funds was terminated. The determination to retain Ernst & Young LLP and to terminate Arthur Andersen LLP's engagement was made by the Board of Directors, upon the recommendation of the Funds' Audit Committee. The action was not the result of any disagreement or difference of opinion between the Funds or their management and Arthur Andersen LLP, nor had there been any such disagreements or differences of opinion during the past two fiscal years of the Funds. Each opinion expressed by Arthur Andersen LLP on the financial statements of the Funds during the last two fiscal years was unqualified. It is not expected that representatives of Ernst & Young LLP will be present at the Meeting.

     Audit Fees. For the fiscal year ended October 31, 2001, the approximate aggregate fee paid to Arthur Andersen LLP for professional services rendered for the audit of the annual financial statements for the Funds was $317,000.



     All Other Fees. In fiscal 2001, The Hartford and its affiliates paid approximately $131,000 to Ernst & Young LLP for non-audit services. In selecting Ernst & Young LLP as the independent accountants for the Funds, the Board of Directors considered that Ernst & Young LLP has provided, and may in the future provide, services to The Hartford and its affiliates.



     HOLDINGS AND REMUNERATION OF DIRECTORS. The following table discloses the dollar range of equity securities beneficially owned by each Director or nominee
(i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Director within the same family of investment companies.


                                    TABLE 3


                                                                                AGGREGATE DOLLAR RANGE
                                                                                OF EQUITY SECURITIES IN
                                                                                    ALL REGISTERED
                                                                                 INVESTMENT COMPANIES
                                                                                OVERSEEN BY DIRECTOR IN
                                                                                 FAMILY OF INVESTMENT
NAME OF DIRECTOR OR NOMINEE    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND           COMPANIES
---------------------------  -------------------------------------------------  -----------------------
Winifred Ellen Coleman.....  $1-$10,000 -- The Hartford Small Company Fund
                             $1-$10,000 -- The Hartford Global Leaders Fund
                             $1-$10,000 -- The Hartford MidCap Fund
                             $10,001-$50,000 -- The Hartford International
                             Opportunities Fund
                             $10,001-$50,000 -- The Hartford Advisers Fund
                             $10,001-$50,000 -- The Hartford Stock Fund               Over $100,000
                             $10,001-$50,000 -- The Hartford Dividend and
                             Growth Fund
                             $10,001-$50,000 -- The Hartford Capital
                             Appreciation Fund

Robert M. Gavin............  $10,001-$50,000 -- The Hartford Money Market Fund      $10,001-$50,000

Duane E. Hill..............  None                                                              None

William Atchison O'Neill...  $10,001-$50,000 -- The Hartford Bond Income            $10,001-$50,000
                             Strategy Fund

Philip O. Petersen.........  None                                                              None

Millard Handley Pryor,
 Jr........................  $50,001-$100,000 -- The Hartford Stock Fund           $50,001-$100,000

                                                                                AGGREGATE DOLLAR RANGE
                                                                                OF EQUITY SECURITIES IN
                                                                                    ALL REGISTERED
                                                                                 INVESTMENT COMPANIES
                                                                                OVERSEEN BY DIRECTOR IN
                                                                                 FAMILY OF INVESTMENT
NAME OF DIRECTOR OR NOMINEE    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND           COMPANIES
---------------------------  -------------------------------------------------  -----------------------
Lowndes Andrew Smith.......  $1-$10,000 -- The Hartford International
                             Opportunities Fund
                             $10,001-$50,000 -- The Hartford MidCap Fund
                             $10,001-$50,000 -- The Hartford Global Technology
                             Fund
                             $10,001-$50,000 -- The Hartford Global Leaders
                             Fund
                             $50,001-$100,000 -- The Hartford Focus Fund
                             $50,001-$100,000 -- The Hartford Global Health
                             Fund
                             $10,001-$50,000 -- The Hartford Small Company
                             Fund                                                     Over $100,000
                             $10,001-$50,000 -- The Hartford Capital
                             Appreciation Fund
                             Over $100,000 -- The Hartford High Yield Fund
                             $1-$10,000 -- The Hartford Advisers Fund

John Kelley Springer.......  None                                                     Over $100,000

David Mark Znamierowski....  $10,001-$50,000 -- The Hartford High Yield Fund        $10,001-$50,000


---------------
* The valuation date for purposes of this Table 3 is May 7, 2002.

     The Company does not pay salaries or compensation to any of its officers or Directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Funds and Fund Complex for the year ended October 31, 2001 to the non-interested Directors who are nominees for reelection.

                                    TABLE 4


                                           PENSION RETIREMENT                      TOTAL COMPENSATION
                            AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL     FROM THE FUNDS
                           COMPENSATION        AS PART OF        BENEFITS UPON      AND FUND COMPLEX
NAME OF PERSON, POSITION  FROM THE FUNDS     FUND EXPENSES         RETIREMENT      PAID TO DIRECTORS*
------------------------  --------------   ------------------   ----------------   ------------------
Winifred E. Coleman,
  Director.............      $14,800               $0                  $0               $74,000
Duane E. Hill**,
  Director.............      $ 2,600               $0                  $0               $13,000
William A. O'Neill,
  Director.............      $14,800               $0                  $0               $74,000
Millard H. Pryor, Jr.,
  Director.............      $14,800               $0                  $0               $74,000
John K. Springer,
  Director.............      $14,800               $0                  $0               $74,000


---------------

 * As of October 31, 2001, 14 registered investment companies in the Fund Complex paid compensation to the Directors.



** Mr. Hill became a Director on September 24, 2001.

     The sales load for Class A shares of the Company is waived for present and former officers, Directors, and employees of the Company, The Hartford, Wellington Management, the transfer agent, and each of their affiliates. This waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.



     The Company's Articles of Incorporation provides that the Company, to the fullest extent permitted or required by Maryland law and the federal securities laws, shall indemnify the Directors and officers of the Company. The Company's Articles of Incorporation, however, does not protect any Director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence, or reckless disregard or such person's duties.



     To the knowledge of the Company, as of May 7, 2002, the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each Fund.



     RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors recommend that the shareholders vote for each nominee. A majority of the votes properly cast at the Meeting is required for the election of Directors. Shares of all Funds shall vote as a single class for the Directors. Shareholders have no cumulative voting rights. Broker non-votes will have no effect on the election of Directors.


                                  PROPOSAL II

                   CHANGES TO FUNDAMENTAL INVESTMENT POLICIES


     As described in the following proposals, HIFSCO has recommended to the Board of Directors, and the Board of Directors is recommending to shareholders, that fundamental investment policies be adopted, eliminated, or revised. The purpose of the proposals is in most cases to modernize the fundamental policies that are required under applicable law and to bring them in line with other fundamental policies in place, or expected to be put in place, for other Hartford mutual funds. No change in the Funds' investment strategies or approaches is expected as a result of the proposed changes to the Funds' fundamental investment policies. The Board of Directors is recommending that shareholders approve each of the proposals.


BACKGROUND


     Each of the Funds has adopted certain "fundamental" investment policies. Fundamental investment policies or restrictions can be changed only by shareholder vote. Some of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. Others were adopted in the past in response to regulatory, business, or industry requirements or conditions that in many cases no longer prevail. The specific proposals, and HIFSCO's reasons for recommending them, are described below. Many of the proposed revised fundamental policies are the same as those that currently apply to, or are expected to be adopted by, other funds in the Hartford Fund Family.



     The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies -- some differing from each other by only a few words -- across the Hartford Fund Family.


     If shareholders of a Fund do not approve a proposal, the fundamental investment policy in question will remain in effect for that Fund, and the Board of Directors will determine any further appropriate steps to be taken.

PROPOSALS


Note: Appendix A to this Proxy Statement sets out the specific fundamental investment policies proposed to be added, eliminated, or revised, and the text of any proposed revision. The descriptions of the proposed, addition, eliminations, and revisions set out below are qualified in their entirety by reference to Appendix A.



     A. (i) REVISION TO THE FUNDAMENTAL POLICY REGARDING THE ISSUING OF SENIOR SECURITIES.


        (ii) REVISION TO THE FUNDAMENTAL POLICY REGARDING THE BORROWING OF
             MONEY.


     If this proposal is approved by the shareholders of a Fund, the Fund's fundamental policy regarding borrowing money and issuing senior securities will be combined to read as follows:


          The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

     With respect to restrictions on the issuing of senior securities and the borrowing of money, the Funds may be classified into two groups, Group A and Group B.

           GROUP A                              GROUP B
           -------                              -------
Global Health Fund              Global Communications Fund
Global Technology Fund          Global Financial Services Fund
Capital Appreciation Fund       Focus Fund
Dividend and Growth Fund        Value Fund
Global Leaders Fund             MidCap Value Fund
Growth and Income Fund          International Capital Appreciation Fund
Stock Fund                      International Small Company Fund
International Opportunities
  Fund
MidCap Fund
Small Company Fund
Advisers Fund
High Yield Fund
Bond Income Strategy Fund
Money Market Fund

     Each of the Group A Funds is subject to a fundamental policy prohibiting the Fund from (1) issuing senior securities and (2) borrowing money, except from banks and then only if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.


     Each of the Group B Funds is subject to fundamental policies prohibiting the Fund from (1) issuing senior securities to the extent such issuance would violate applicable law and (2) borrowing money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities on margin to the extent permitted by applicable law, and (e) engage in transactions in mortgage dollar rolls which are accounted for as financings.



     The 1940 Act generally permits a mutual fund to borrow money from a bank in an amount equal to one-third of its total assets, including the amount borrowed. A mutual fund may engage in other types of transactions that create leverage, such as reverse repurchase agreements, if it complies with various regulatory requirements (for example, the segregation of assets). This proposal is recommended to clarify that each Fund has the ability to borrow money to the full extent consistent with law or regulatory interpretation. The proposal would eliminate the distinction between Group A and Group B Funds. If the proposal is approved by a Group A Fund, the Fund will be permitted to borrow money in any manner consistent with the 1940 Act, which may include the use of reverse repurchase agreements, purchases of securities on margin, and other leveraging techniques. Approval of the proposal by a Group B Fund is not expected to increase the Fund's ability to borrow money or engage in leverage transactions (although the specific 33.33% limitation will be eliminated).



     The proposed policy, like the existing policies, would permit a Fund to borrow money for the purpose of investing in additional securities. This practice, known as "leverage," would increase a Fund's market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The Fund would also incur interest expense on borrowed money. The extent to which a Fund borrows money and the amount it may borrow depends, in part, on market conditions and interest rates. Successful use of leverage would depend on the investment adviser's ability to predict market movements correctly.



     Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). That policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, each Fund is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to those non-fundamental investment restrictions.


     If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

     B. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.


     (Not applicable to The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, or The Hartford Global Technology Fund.)


     Each Fund, with the exception of the Funds listed above, is subject to a fundamental policy providing that the Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. The fundamental policy states that this limitation does not apply to investments in U.S. government securities. If this proposal is approved by the shareholders of a Fund, the fundamental policy relating to the concentration of investments will be amended and restated as follows:


          The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.


     The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.


     A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experiences adverse changes, and it may be more volatile than one whose investments are more broadly distributed among industries.


     C. PROPOSAL CONCERNING FUNDAMENTAL POLICIES REGARDING INVESTMENTS WITHIN CERTAIN INDUSTRIES.


     (Applicable only to The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, and The Hartford Global Technology Fund (for the purposes of this subsection, collectively the "Funds" and each a "Fund")).


     Each of the Funds listed above focuses its investments in a particular industry sector. The Funds have adopted the following policies:

          The Hartford Global Communications Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media.

          The Hartford Global Financial Services Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance.

          The Hartford Global Health Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries:
     pharmaceuticals, medical products, and health services.

          The Hartford Global Technology Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment.

     The Funds are proposing to clarify that each of these policies is fundamental so that they may not be changed without a vote of shareholders of the affected Funds.



     It is also proposed that those policies for the Global Health Fund and Global Technology Fund be modified to reflect industry groupings more precisely. The modified policies would read as follows:



          The Hartford Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services.



          The Hartford Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, commercial services and supplies, electronics, and communication equipment.



     A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experience adverse changes, and it may be more volatile than one whose investments are more broadly distributed among industries.



     The Hartford Global Communications Fund is subject to certain risks due to its investments in the communications sector. Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the Fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles, and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered.



     The Hartford Global Financial Services Fund is subject to certain risks due to its investments in the financial services sector. Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance, and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.



     The Hartford Global Health Fund is subject to certain risks due to its investments in the health sector. Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of those securities and the Fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the Fund's overall performance. Companies in the biotechnology industry are subject to similar risks, and can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation.



     The Hartford Global Technology Fund is subject to certain risks due to its investments in the technology sector. Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the Fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of securities of issuers in the sector. Issuers in the technology hardware and commercial services and supplies industries are subject to many of the same risks. In addition, issuers in the commercial services and supplies industries can be significantly affected by the ability to attract and retain skilled employees, and the risk that business organizations may seek alternative, cost-effective means to meet their needs.


     D. REVISION TO THE FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS.


     Each Fund has a fundamental investment restriction prohibiting it from making loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of cash or securities as permitted by applicable law. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding loans will be amended and restated as follows:


          The Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.


     The proposed fundamental policy is substantially similar to the one currently in place, and would impose no limitations on a Fund's lending other than those imposed by the 1940 Act and applicable regulation. The proposal is intended to standardize the fundamental policies among the Hartford Fund Family and to maximize the ability of a Fund to respond to regulatory changes.


     When a Fund makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Fund. When a Fund lends its portfolio securities to another party, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.


     If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund. Under current positions of the SEC staff, no Fund may lend securities with a value of greater than 33 1/3% of the value of the Fund's assets.



     E. REVISION TO THE FUNDAMENTAL POLICY REGARDING UNDERWRITING SECURITIES.


     Each Fund has a fundamental investment restriction prohibiting it from underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting. If the shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding underwriting will be amended and restated as follows:


          The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.


     The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

     F. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE AND INTERESTS THEREIN.



     Each Fund has a fundamental investment restriction prohibiting it from purchasing or selling real estate, except that it may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein (e.g., real estate investment trusts), (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (f) invest in real estate limited partnerships. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding investments in real estate and interests therein will be amended and restated as follows:


          The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

     The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.


     To the extent a Fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of the real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the cost of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase a Fund's operating expenses and adversely affect the Fund's net asset value. Moreover, direct investments in real estate as well as certain real estate-related investments are considered "illiquid" and are subject to the risks associated with illiquid assets. These risks include the possibility that a Fund may be unable to dispose of the asset at a time when it may be advantageous to do so and that the asset may be worth less than the price at which a Fund values it for the purpose of determining net asset value.

     G. REVISION TO THE FUNDAMENTAL POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

     Each Fund is subject to a fundamental policy providing that the Fund will not invest in commodities or commodity contracts, except that it may invest in currency and financial instruments and contracts that are commodities or commodity contracts. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to investments in commodities or commodities contracts will be amended and restated to read as follows:


          The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.



     The 1940 Act requires that a Fund state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency, and securities index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.



     The proposed policy is recommended to standardize the fundamental policies across the Hartford Fund Family. None of the Funds intends to change its current practices with respect to investment in commodities.



     Each of the Funds is subject to a non-fundamental investment restriction prohibiting it from entering into a stock index futures contract, or acquiring related options, if initial margin deposits on the open futures position, plus the sum of premium payments for all unexpired options on stock index futures contracts, would exceed 5% of the Fund's total assets. Although this policy may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction.



     The use by a Fund of financial futures contracts and other financial instruments (including those that would be permitted under the proposed policy) entails certain risks, including the risk that the Fund's investment adviser may be unable to forecast market and currency exchange rate movements correctly. Should markets or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the prices of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. The Fund may be unable to dispose of a financial instrument, or otherwise to close out its position in a financial instrument, at a time or price its adviser considers desirable, and so may be unable to realize a gain on such a financial instrument or limit a loss on such a financial instrument at a desired time or price.



     H. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING THE DIVERSIFICATION OF INVESTMENTS.



     (Not applicable to The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund and The Hartford Focus Fund (the "Non-Diversified Funds").)


     Each Fund, with the exception of the Funds listed above, is currently subject to a fundamental policy providing that, with respect to 75% of the Fund's total assets, the Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     The elimination of this fundamental policy is proposed for administrative purposes only and is not intended to change the investment practices of any Fund. The elimination of the policy will not affect the classification of any Fund as a "diversified" investment company under Section 5(b)(1) of the 1940 Act.


     In order to be classified a "diversified" investment company under Section 5(b)(1) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. Each Fund has adopted, as a fundamental policy, a restriction based on the current language of Section 5(b)(1). Although the 1940 Act requires that a fund be classified as either a diversified or a non-diversified fund, it does not require that the diversification requirements be adopted as a fundamental policy. Each of the Funds, except the Non-Diversified Funds, is currently classified as a diversified fund under the 1940 Act. A change in classification of a Fund as a diversified fund would require approval of a majority of the outstanding shares of the Fund.

     The elimination of the current policy should allow a Fund to remain a diversified investment company despite any future amendments or changes to the definition of "diversified" investment company under Section 5(b)(1), without having to seek shareholder approval. In addition, this change is intended to reduce administrative burdens by eliminating a fundamental policy that is not required and is not expected to apply to other funds in the Hartford Fund Family.


     RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Board of Directors recommends that shareholders vote for each of the foregoing proposals. Approval by a Fund of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Abstentions and broker non-votes will have the effect of negative votes on each matter set out in this Proposal II. Approval by the shareholders of any individual Fund of any of the individual items of this Proposal II will be effective regardless of the outcome of shareholder voting for that Fund in connection with Proposal I or any of the other items of this Proposal II.



III. MISCELLANEOUS



     SHARE OWNERSHIP INFORMATION. To the knowledge of the Company, as of May 7, 2002, no person owned of record or beneficially more than 5% of the outstanding shares of any class of any Fund, other than the following:



                                    TABLE 5



                                 CLASS A              CLASS B              CLASS C              CLASS Y
                            ------------------   ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------   ------------------
GLOBAL COMMUNICATIONS FUND

HL Investment Advisors....         700,000              100,000             100,000              100,000
  Hartford, CT                         67%                  42%                 40%                  70%

Edward D. Jones & Co. ....         192,076               17,855
  For the Sole Benefit of              18%                   7%
  Its Customers Maryland
  Heights, MO

Raymond James & Assoc.
  Inc. ...................                                                   12,435
  FBO Bickman Ent                                                                5%
  St. Petersburg, FL

                                 CLASS A              CLASS B              CLASS C              CLASS Y
                            ------------------   ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------   ------------------
Wellington Management
  Company.................                                                                        39,908
  For the Sole Benefit of                                                                            28%
  Its Customers
  Boston, MA

GLOBAL FINANCIAL SERVICES
  FUND

HL Investment Advisors....         700,000              100,000             100,000              100,000
  Hartford, CT                         58%                  30%                 29%                  62%

Edward D. Jones & Co. ....         319,283               43,685
  For the Sole Benefit of              26%                  13%
  Its Customers
  Maryland Heights, MO

Wellington Management
  Company.................                                                                        38,387
  For the Sole Benefit of                                                                            23%
  Its Customers
  Boston, MA

GLOBAL HEALTH FUND

Edward D. Jones & Co. ....       4,495,787              648,076
  For the Sole Benefit of              44%                  15%
  Its Customers
  Maryland Heights, MO

Wellington Retirement and
  Pension Plan............                                                                        28,278
  For the Sole Benefit of                                                                            47%
  Its Customers
  Boston, MA

GLOBAL TECHNOLOGY FUND

Edward D. Jones & Co. ....       3,054,744              402,616
  For the Sole Benefit of              45%                  13%
  Its Customers
  Maryland Heights, MO

Wellington Management
  Company.................                                                                        59,712
  For the Sole Benefit of                                                                            43%
  Its Customers
  Boston, MA

INTERNATIONAL SMALL
  COMPANY FUND

HL Investment Advisors....         210,000               30,000              30,000               30,000
  Hartford, CT                         56%                  65%                 46%                  35%

Claire Villari............          21,716
  Newton, MA                            5%

Edward D. Jones & Co. ....          32,752
  For the Sole Benefit of               8%
  Its Customers
  Maryland Heights, MO

                                 CLASS A              CLASS B              CLASS C              CLASS Y
                            ------------------   ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------   ------------------
Dain Rauscher Inc FBO.....                                                   12,783
  Mary Hoffmann                                                                 19%
  Glendale, WI

Wellington Management
  Company.................                                                                        28,729
  For the Sole Benefit of                                                                            33%
  Its Customers
  Boston, MA

INTERNATIONAL CAPITAL
  APPRECIATION FUND

HL Investment Advisors....         210,000               30,000              30,000               30,000
  Hartford, CT                         35%                  36%                 34%                 100%

Edward D. Jones & Co. ....         161,527               11,756
  For the Sole Benefit of              26%                  14%
  Its Customers
  Maryland Heights, MO

Prudential Securities Inc.
  FBO.....................                                                    5,521
  Daniel Nicholas IRA                                                            6%
  Homewood, IL

NFSC FEBO.................                                                    5,747
  Michael E Martin                                                               6%
  Susan M Martin
  Cincinnati, OH

RBC Dain Rauscher.........                                                    9,864
  Edmund Tang Ttee                                                              11%
  Wanda Tand Ttee
  Tang Family Revocable
  Trust
  Peoria AZ

USB Piper Jaffray
  Custodian...............                                                    5,125
  FBO Robert Glatch IRA                                                          5%
  Minneapolis, MN

INTERNATIONAL
  OPPORTUNITIES FUND

Edward D. Jones & Co. ....       4,865,290              497,315             203,252
  For the Sole Benefit of              50%                  19%                 10%
  Its Customers
  Maryland Heights, MO

Saxon & Company...........                                                                       257,592
  Philadelphia, PA                                                                                   44%

Hartford Life Insurance
  Company.................                                                                       202,877
  Simsbury, CT                                                                                       35%

                                 CLASS A              CLASS B              CLASS C              CLASS Y
                            ------------------   ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------   ------------------
GLOBAL LEADERS FUND

Edward D. Jones & Co. ....      13,340,321            1,384,775             864,704
  For the Sole Benefit of              51%                  19%                 10%
  Its Customers
  Maryland Heights, MO

West Virginia Savings
  Plan, Trustee...........                                                                       122,686
  FBO West Virginia                                                                                  99%
  Savings Plan Trust
  Hartford, CT

FOCUS FUND

Edward D. Jones & Co. ....       4,088,711              449,685
  For the Sole Benefit of              41%                  16%
  Its Customers
  Maryland Heights, MO

Wellington Management
  Company.................                                                                        43,546
  For the Sole Benefit of                                                                            78%
  Its Customers
  Boston, MA

SMALL COMPANY FUND

Edward D. Jones & Co. ....       4,263,030              490,205             374,961
  For the Sole Benefit of              41%                  10%                  8%
  Its Customers
  Maryland Heights, MO

Hartford Life Insurance
  Company.................                                                                       556,420
  Simsbury, CT                                                                                       53%

Saxon & Company...........                                                                       220,400
  Philadelphia, PA                                                                                   21%

Greater Orlando Aviation
  Authority...............                                                                       191,565
  FBO Employees of                                                                                   18%
  Greater Orlando Aviation
  Authority
  Orlando, FL

CAPITAL APPRECIATION FUND

Edward D. Jones & Co. ....      36,265,544            6,051,778           2,365,167
  For the Sole Benefit of              42%                  12%                  5%
  Its Customers
  Maryland Heights, MO....

Greater Orlando Aviation
  Authority...............                                                                       236,063
  FBO Employees of                                                                                   31%
  Greater Orlando Aviation
  Authority
  Orlando, FL

                                 CLASS A              CLASS B              CLASS C              CLASS Y
                            ------------------   ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------   ------------------
West Virginia Savings
  Plan, Trustee...........                                                                       150,514
  FBO West Virginia                                                                                  19%
  Savings Plan Trust
  Hartford, CT

MIDCAP VALUE FUND

Edward D. Jones & Co. ....       5,376,173              450,152
  For the Sole Benefit of              57%                  18%
  Its Customers
  Maryland Heights, MO

HL Investment Advisors....                                                                        30,000
  Hartford, CT                                                                                       99%

MIDCAP FUND

Edward D. Jones & Co. ....      17,595,434            2,682,910             996,502
  For the Sole Benefit of              48%                  16%                  5%
  Its Customers
  Maryland Heights, MO

Hartford Life Insurance
  Company.................                                                                       683,361
  Simsbury, CT                                                                                       57%

West Virginia Savings
  Plan,Trustee............                                                                       157,269
  FBO West Virginia                                                                                  13%
  Savings Plan Trust
  Hartford, CT

STOCK FUND

Edward D. Jones & Co. ....      43,695,435            6,365,487           2,813,373
  For the Sole Benefit of              64%                  21%                 10%
  Its Customers
  Maryland Heights, MO

Greater Orlando Aviation
  Authority...............                                                                       818,030
  FBO Employees of                                                                                   46%
  Greater Orlando Aviation
  Authority
  Orlando, FL

Saxon & Company...........                                                                       671,745
  Philadelphia, PA                                                                                   37%

West Virginia Savings
  Plan,
  Trustee.................                                                                       154,659
  FBO West Virginia                                                                                   8%
  Savings Plan Trust
  Hartford, CT

GROWTH AND INCOME FUND

Edward D. Jones & Co. ....      21,772,423            2,173,737           1,383,417
  For the Sole Benefit of              77%                  37%                 22%
  Its Customers
  Maryland Heights, MO

                                 CLASS A              CLASS B              CLASS C              CLASS Y
                            ------------------   ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------   ------------------
HL Investment Advisors....                                                                        31,812
  Hartford, CT                                                                                       46%

Wellington Management
  Company.................                                                                        16,918
  For the Sole Benefit of                                                                            24%
  Its Customers
  Boston, MA

VALUE FUND

Edward D. Jones & Co. ....       2,443,232              140,544              67,146
  For the Sole Benefit of              66%                  22%                  6%
  Its Customers
  Maryland Heights, MO

HL Investment Advisors....         211,095                                                        30,156
  Hartford, CT                          5%                                                          100%

DIVIDEND AND GROWTH FUND

Edward D. Jones & Co. ....      36,308,809            3,467,613           1,145,197
  For the Sole Benefit of              72%                  27%                 10%
  Its Customers
  Maryland Heights, MO

Hartford Life Insurance
  Company.................                                                                       288,569
  Simsbury, CT                                                                                       54%

West Virginia Savings
  Plan, Trustee...........                                                                       167,288
  FBO West Virginia                                                                                  31%
  Savings Plan Trust
  Hartford, CT

ADVISERS FUND

Edward D. Jones & Co. ....      60,048,491            8,987,613           3,786,903
  For the Sole Benefit of              61%                  18%                 10%
  Its Customers
  Maryland Heights, MO

Saxon & Company...........                                                                        34,169
  Philadelphia, PA                                                                                   20%

Wellington Management
  Company.................                                                                        18,119
  For the Sole Benefit of                                                                            10%
  Its Customers
  Boston, MA

West Virginia Savings
  Plan, Trustee...........                                                                        68,861
  FBO West Virginia                                                                                  42%
  Savings Plan Trust
  Hartford, CT

                                 CLASS A              CLASS B              CLASS C              CLASS Y
                            ------------------   ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------   ------------------
HIGH YIELD FUND

Edward D. Jones & Co. ....       4,877,679              572,661             311,382
  For the Sole Benefit of              38%                   8%                  5%
  Its Customers
  Maryland Heights, MO

HL Investment Advisors....                                                                           120
  Hartford, CT                                                                                       56%

U.S. Bank National
  Association, Custodian
  for Glen M Arnott SEP...                                                                            93
  New Braunfels, TX                                                                                  43%

BOND INCOME STRATEGY FUND

Edward D. Jones & Co. ....       7,090,839              942,756             608,849
  For the Sole Benefit of              50%                  14%                  8%
  Its Customers
  Maryland Heights, MO

Saxon & Company...........                                                                     1,560,589
  Philadelphia, PA                                                                                   58%

Hartford Life Insurance
  Company.................                                                                       854,557
  Simsbury, CT                                                                                       32%

West Virginia Savings
  Plan, Trustee...........                                                                       202,185
  FBO West Virginia                                                                                   7%
  Savings Plan Trust
  Hartford, CT

MONEY MARKET FUND

Edward D. Jones & Co. ....                            3,100,963
  For the Sole Benefit of                                    6%
  Its Customers
  Maryland Heights, MO

Greater Orlando Aviation
  Authority...............                                                                       268,339
  FBO Employees of                                                                                   32%
  Greater Orlando Aviation
  Authority
  Orlando, FL

West Virginia Savings
  Plan, Trustee...........                                                                       547,343
  FBO West Virginia                                                                                  66%
  Savings Plan Trust
  Hartford, CT



     QUORUM. The presence, either in person or by proxy, of shareholders owning a majority of shares of all Funds entitled to vote at the Meeting shall constitute a quorum. As to any matter to be considered separately by a Fund, the presence, either in person or by proxy, of shareholders owning a majority of shares of that Fund entitled to vote at the Meeting shall constitute a quorum with respect to that matter.



     OTHER BUSINESS. The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board of Directors' intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy card.



     SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, the Board of Directors of the Company and employees of HIFSCO or its affiliates may solicit proxies in person or by telephone. The Funds have also retained D.F. King & Co., Inc. ("D.F. King") to aid in the solicitation of proxies. The costs of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies, other than expenses in connection with solicitation by the employees of HIFSCO, will be borne by the Funds. The anticipated cost associated with the solicitation of proxies by D.F. King is $1,644,300.



     ADJOURNMENT. In the event a quorum is not obtained or that sufficient votes in favor of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on any proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal as they deem advisable. Any adjournment with respect to a proposal will require a majority of the votes cast on the matter at the Meeting (or any adjournment of the Meeting).



     Provided that there is a quorum, a shareholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment. All proposals receiving a sufficient number of votes for approval prior to any adjournment shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise. The persons named as proxies will vote in favor of or against adjournment as to a proposal the number of shares they are entitled to vote in favor of or against the proposal, as the case may be; they will abstain as to adjournment those shares they are entitled to abstain from voting on the proposal. The costs of any additional solicitation of proxies and of any adjourned session with regard to a proposal will be borne by the Funds.

     TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Company to act as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as to a matter as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.



     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Company's Articles of Incorporation does not provide for annual meetings of shareholders, and the Company does not currently intend to hold such a meeting in 2002. Shareholder proposals for inclusion in the Company's proxy statement for any subsequent meeting must be received by the Company a reasonable period of time prior to any such meeting.

                                   APPENDIX A

     The following tables outline the proposed changes in the fundamental policies for each Fund, stating the current policy and the proposed revised policy.


                     THE HARTFORD CAPITAL APPRECIATION FUND
                     THE HARTFORD DIVIDEND AND GROWTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                      THE HARTFORD GROWTH AND INCOME FUND
                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                            THE HARTFORD MIDCAP FUND
                        THE HARTFORD SMALL COMPANY FUND
                            THE HARTFORD STOCK FUND
                           THE HARTFORD ADVISERS FUND
                     THE HARTFORD BOND INCOME STRATEGY FUND
                          THE HARTFORD HIGH YIELD FUND
                         THE HARTFORD MONEY MARKET FUND


PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.A.(i). Proposal to   The Fund will not "issue       The Fund will not "borrow
revise the fundamental  senior securities."            money or issue any class of
policy regarding the                                   senior securities, except to
issuing of senior                                      the extent consistent with
securities.                                            the Investment Company Act of
                                                       1940, as amended, and the
                                                       rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

II.A.(ii). Proposal to  The Fund will not "borrow      The Fund will not "borrow
revise the fundamental  money, except from banks and   money or issue any class of
policy regarding the    then only if immediately       senior securities, except to
borrowing of money.     after each such borrowing      the extent consistent with
                        there is asset coverage of at  the Investment Company Act of
                        least 300% as defined in the   1940, as amended, and the
                        1940 Act."                     rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

                       THE HARTFORD CAPITAL APPRECIATION FUND
                       THE HARTFORD DIVIDEND AND GROWTH FUND
                          THE HARTFORD GLOBAL LEADERS FUND
                        THE HARTFORD GROWTH AND INCOME FUND
                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                              THE HARTFORD MIDCAP FUND
                          THE HARTFORD SMALL COMPANY FUND
                              THE HARTFORD STOCK FUND
                             THE HARTFORD ADVISERS FUND
                       THE HARTFORD BOND INCOME STRATEGY FUND
                            THE HARTFORD HIGH YIELD FUND
                           THE HARTFORD MONEY MARKET FUND
                                      (CONT.)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.B. Proposal to       The Fund will not "invest 25%  The Fund will not "purchase
revise the fundamental  or more of its total assets    the securities of any issuer
policy regarding        in the securities of one or    (other than securities issued
investment              more issuers conducting their  or guaranteed by the U.S.
concentrations within   principal business activities  government or any of its
a particular industry.  in the same industry           agencies or
                        (excluding the U.S.            instrumentalities) if, as a
                        Government or any of its       result, more than 25% of the
                        agencies or                    Fund's total assets would be
                        instrumentalities)."           invested in the securities of
                                                       companies whose principal
                                                       business activities are in
                                                       the same industry."

II.D. Proposal to       The Fund will not "make        The Fund will not "make
revise the fundamental  loans, except through (a) the  loans, except to the extent
policy regarding the    purchase of debt obligations   consistent with the
making of loans.        in accordance with the Fund's  Investment Company Act of
                        investment objective and       1940, as amended, and the
                        policies, (b) repurchase       rules and regulations
                        agreements with banks,         thereunder, or as may
                        brokers, dealers and other     otherwise be permitted from
                        financial institutions, and    time to time by regulatory
                        (c) loans of cash or           authority."
                        securities as permitted by
                        applicable law."

II.E. Proposal to       Each Fund will not             Each Fund will not "act as an
revise the fundamental  "underwrite securities issued  underwriter of securities of
policy regarding        by others, except to the       other issuers, except to the
underwriting            extent that the sale of        extent that, in connection
securities.             portfolio securities by the    with the disposition of
                        Fund may be deemed to be an    portfolio securities, the
                        underwriting."                 Fund may be deemed an
                                                       underwriter under applicable
                                                       laws."

                       THE HARTFORD CAPITAL APPRECIATION FUND
                       THE HARTFORD DIVIDEND AND GROWTH FUND
                          THE HARTFORD GLOBAL LEADERS FUND
                        THE HARTFORD GROWTH AND INCOME FUND
                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                              THE HARTFORD MIDCAP FUND
                          THE HARTFORD SMALL COMPANY FUND
                              THE HARTFORD STOCK FUND
                             THE HARTFORD ADVISERS FUND
                       THE HARTFORD BOND INCOME STRATEGY FUND
                            THE HARTFORD HIGH YIELD FUND
                           THE HARTFORD MONEY MARKET FUND
                                      (CONT.)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.F. Proposal to       Each Fund will not "purchase   Each Fund will not "purchase
revise the fundamental  or sell real estate, except    or sell real estate unless
policy regarding        that each Fund may (a)         acquired as a result of
investments in real     acquire or lease office space  ownership of securities or
estate and interests    for its own use, (b) invest    other instruments, although
therein.                in securities of issuers that  it may purchase securities
                        invest in real estate or       secured by real estate or
                        interests therein (e.g., real  interests therein, or
                        estate investment trusts),     securities issued by
                        (c) invest in securities that  companies which invest in
                        are secured by real estate or  real estate or interests
                        interests therein, (d)         therein."
                        purchase and sell mortgage-
                        related securities, (e) hold
                        and sell real estate acquired
                        by the Fund as a result of
                        the ownership of securities
                        and (f) invest in real estate
                        limited partnerships."

II.G. Proposal to       Each Fund will not "invest in  Each Fund will not "purchase
revise the fundamental  commodities or commodity       or sell commodities or
policy regarding        contracts, except that the     commodities contracts, except
purchases and sales of  Fund may invest in currency    that the Fund may purchase or
commodities and         and financial instruments and  sell financial futures
commodities contracts.  contracts that are             contracts, options on
                        commodities or commodity       financial futures contracts
                        contracts."                    and futures contracts,
                                                       forward contracts, and
                                                       options with respect to
                                                       foreign currencies, and may
                                                       enter into swap transactions
                                                       or other financial
                                                       transactions of any kind."

                       THE HARTFORD CAPITAL APPRECIATION FUND
                       THE HARTFORD DIVIDEND AND GROWTH FUND
                          THE HARTFORD GLOBAL LEADERS FUND
                        THE HARTFORD GROWTH AND INCOME FUND
                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                              THE HARTFORD MIDCAP FUND
                          THE HARTFORD SMALL COMPANY FUND
                              THE HARTFORD STOCK FUND
                             THE HARTFORD ADVISERS FUND
                       THE HARTFORD BOND INCOME STRATEGY FUND
                            THE HARTFORD HIGH YIELD FUND
                           THE HARTFORD MONEY MARKET FUND
                                      (CONT.)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.H. Proposal to       "With respect to 75% of a      The current policy will be
eliminate the           Fund's total assets," each     eliminated.
fundamental policy      Fund will not "purchase
regarding the           securities of an issuer
diversification of      (other than cash, cash items
investments.            or securities issued or
                        guaranteed by the U.S.
                        Government, its agencies,
                        instrumentalities or
                        authorities), if (a) such
                        purchase would cause more
                        than 5% of the Fund's total
                        assets taken at market value
                        to be invested in the
                        securities of such issuer; or
                        (b) such purchase would at
                        the time result in more than
                        10% of the outstanding voting
                        securities of such issuer
                        being held by the Fund."

                            THE HARTFORD VALUE FUND
                         THE HARTFORD MIDCAP VALUE FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND



PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.A.(i). Proposal to   Each Fund will not "issue      Each Fund will not "borrow
revise the fundamental  senior securities to the       money or issue any class of
policy regarding the    extent such issuance would     senior securities, except to
issuing of senior       violate applicable law."       the extent consistent with
securities.                                            the Investment Company Act of
                                                       1940, as amended, and the
                                                       rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

II.A.(ii). Proposal to  Each Fund will not "borrow     Each Fund will not "borrow
revise the fundamental  money, except (a) the Fund     money or issue any class of
policy regarding the    may borrow from banks (as      senior securities, except to
borrowing of money.     defined in the 1940 Act) and   the extent consistent with
                        through reverse repurchase     the Investment Company Act of
                        agreements in amounts up to    1940, as amended, and the
                        33.33% of its total assets     rules and regulations
                        (including the amount          thereunder, or as may
                        borrowed), (b) the Fund may,   otherwise be permitted from
                        to the extent permitted by     time to time by regulatory
                        applicable law, borrow up to   authority."
                        an additional 5% of its total
                        assets for temporary
                        purposes, (c) the Fund may
                        obtain such short-term
                        credits as may be necessary
                        for the clearance of
                        purchases and sales of
                        portfolio securities, (d) the
                        Fund may purchase securities
                        on margin to the extent
                        permitted by applicable law
                        and (e) the Fund may engage
                        in transactions in mortgage
                        dollar rolls which are
                        accounted for as financings."

                              THE HARTFORD VALUE FUND
                           THE HARTFORD MIDCAP VALUE FUND
                THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                      (CONT.)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.B. Proposal to       Each Fund will not "invest     Each Fund will not "purchase
revise fundamental      25% or more of its total       the securities of any issuer
policy regarding        assets in the securities of    (other than securities issued
investment              one or more issuers            or guaranteed by the U.S.
concentrations within   conducting their principal     government or any of its
a particular industry.  business activities in the     agencies or
                        same industry (excluding the   instrumentalities) if, as a
                        U.S. Government or any of its  result, more than 25% of the
                        agencies or                    Fund's total assets would be
                        instrumentalities)."           invested in the securities of
                                                       companies whose principal
                                                       business activities are in
                                                       the same industry."

II.D. Proposal to       Each Fund will not "make       The Fund will not "make
revise the fundamental  loans except through (a) the   loans, except to the extent
policy regarding the    purchase of debt obligations   consistent with the
making of loans.        in accordance with the Fund's  Investment Company Act of
                        investment objective and       1940, as amended, and the
                        policies, (b) repurchase       rules and regulations
                        agreements with banks,         thereunder, or as may
                        brokers, dealers and other     otherwise be permitted from
                        financial institutions, and    time to time by regulatory
                        (c) loans of cash or           authority."
                        securities as permitted by
                        applicable law."

II.E. Proposal to       The Fund will not "underwrite  The Fund will not "act as an
revise the fundamental  securities issued by others,   underwriter of securities of
policy regarding        except to the extent that the  other issuers, except to the
underwriting            sale of portfolio securities   extent that, in connection
securities.             by the Fund may be deemed to   with the disposition of
                        be an underwriting."           portfolio securities, the
                                                       Fund may be deemed an
                                                       underwriter under applicable
                                                       laws."

                              THE HARTFORD VALUE FUND
                           THE HARTFORD MIDCAP VALUE FUND
                THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                      (CONT.)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.F. Proposal to       The Fund will not "purchase    The Fund will not "purchase
revise the fundamental  or sell real estate" except    or sell real estate unless
policy regarding        that it may "(a) acquire or    acquired as a result of
investments in real     lease office space for its     ownership of securities or
estate and interests    own use, (b) invest in         other instruments, although
therein.                securities of issuers that     it may purchase securities
                        invest in real estate or       secured by real estate or
                        interests therein (e.g., real  interests therein, or
                        estate investment trusts),     securities issued by
                        (c) invest in securities that  companies which invest in
                        are secured by real estate or  real estate or interests
                        interests therein, (d)         therein."
                        purchase and sell
                        mortgage-related securities,
                        (e) hold and sell real estate
                        acquired by the Fund as a
                        result of the ownership of
                        securities and (f) invest in
                        real estate limited
                        partnerships."

II.G. Proposal to       The Fund will not "invest in   The Fund will not "purchase
revise the fundamental  commodities or commodity       or sell commodities or
policy regarding        contracts, except that the     commodities contracts, except
purchases and sales of  Fund may invest in currency    that the Fund may purchase or
commodities and         and financial instruments and  sell financial futures
commodities contracts.  contracts that are             contracts, options on
                        commodities or commodity       financial futures contracts
                        contracts."                    and futures contracts,
                                                       forward contracts, and
                                                       options with respect to
                                                       foreign currencies, and may
                                                       enter into swap transactions
                                                       or other financial
                                                       transactions of any kind."

                              THE HARTFORD VALUE FUND
                           THE HARTFORD MIDCAP VALUE FUND
                THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                      (CONT.)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.H. Proposal to       "With respect to 75% of a      The current policy will be
eliminate the           Fund's total assets," each     eliminated.
fundamental policy      Fund will not "purchase
regarding the           securities of an issuer
diversification of      (other than cash, cash items
investments.            or securities issued or
                        guaranteed by the U.S.
                        Government, its agencies,
                        instrumentalities or
                        authorities), if (a) such
                        purchase would cause more
                        than 5% of the Fund's total
                        assets taken at market value
                        to be invested in the
                        securities of such issuer; or
                        (b) such purchase would at
                        the time result in more than
                        10% of the outstanding voting
                        securities of such issuer
                        being held by the Fund."

                        THE HARTFORD GLOBAL HEALTH FUND



PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.A.(i). Proposal to        The Fund will not "issue     The Fund will not "borrow
revise the fundamental       senior securities."          money or issue any class of
policy regarding the                                      senior securities, except
issuing of senior                                         to the extent consistent
securities.                                               with the Investment Company
                                                          Act of 1940, as amended,
                                                          and the rules and
                                                          regulations thereunder, or
                                                          as may otherwise be
                                                          permitted from time to time
                                                          by regulatory authority."

II.A.(ii). Proposal to       The Fund will not "borrow    The Fund will not "borrow
revise the fundamental       money, except from banks     money or issue any class of
policy regarding the         and then only if             senior securities, except
borrowing of money.          immediately after each such  to the extent consistent
                             borrowing there is asset     with the Investment Company
                             coverage of at least 300%    Act of 1940, as amended,
                             as defined in the 1940       and the rules and
                             Act."                        regulations thereunder, or
                                                          as may otherwise be
                                                          permitted from time to time
                                                          by regulatory authority."

II.C. Proposal concerning    The Fund "normally invests   The Fund will "normally
fundamental policy           at least 25% of its total    invest at least 25% of its
regarding investments        assets, in the aggregate,    total assets, in the
within certain industries.   in the following             aggregate, in the following
                             industries:                  industries: pharmaceuticals
                             pharmaceuticals, medical     and biotechnology, medical
                             products, and health         products, and health
                             services."                   services."

II.D. Proposal to revise     The Fund will not "make      The Fund will not "make
the fundamental policy       loans, except through (a)    loans, except to the extent
regarding the making of      the purchase of debt         consistent with the
loans.                       obligations in accordance    Investment Company Act of
                             with the Fund's investment   1940, as amended and the
                             objective and policies, (b)  rules and regulations
                             repurchase agreements with   thereunder, or as may
                             banks, brokers, dealers and  otherwise be permitted from
                             other financial              time to time by regulatory
                             institutions, and (c) loans  authority."
                             of cash or securities as
                             permitted by applicable
                             law."

                           THE HARTFORD GLOBAL HEALTH FUND
                                       (CONT.)

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.E. Proposal to revise     The Fund will not            The Fund will not "act as
the fundamental policy       "underwrite securities       an underwriter of
regarding underwriting       issued by others, except to  securities of other
securities.                  the extent that the sale of  issuers, except to the
                             portfolio securities by the  extent that, in connection
                             Fund may be deemed to be an  with the disposition of
                             underwriting."               portfolio securities, the
                                                          Fund may be deemed an
                                                          underwriter under
                                                          applicable laws."

II.F. Proposal to revise     The Fund will not "purchase  The Fund will not "purchase
the fundamental policy       or sell real estate, except  or sell real estate unless
regarding investments in     that the Fund may (a)        acquired as a result of
real estate and interests    acquire or lease office      ownership of securities or
therein.                     space for its own use, (b)   other instruments, although
                             invest in securities of      it may purchase securities
                             issuers that invest in real  secured by real estate or
                             estate or interests therein  interests therein, or
                             (e.g., real estate           securities issued by
                             investment trusts), (c)      companies which invest in
                             invest in securities that    real estate or interests
                             are secured by real estate   therein."
                             or interests therein, (d)
                             purchase and sell
                             mortgage-related
                             securities, (e) hold and
                             sell real estate acquired
                             by the Fund as a result of
                             the ownership of securities
                             and (f) invest in real
                             estate limited
                             partnerships."

II.G. Proposal to revise     The Fund will not "invest    The Fund will not "purchase
the fundamental policy       in commodities or commodity  or sell commodities or
regarding purchases and      contracts, except that the   commodities contracts,
sales of commodities and     Fund may invest in currency  except that the Fund may
commodities contracts.       and financial instruments    purchase or sell financial
                             and contracts that are       futures contracts, options
                             commodities or commodity     on financial futures
                             contracts."                  contracts and futures
                                                          contracts, forward
                                                          contracts, and options with
                                                          respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

                      THE HARTFORD GLOBAL TECHNOLOGY FUND



PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.A.(i). Proposal to        The Fund will not "issue     The Fund will not "borrow
revise the fundamental       senior securities."          money or issue any class of
policy regarding the                                      senior securities, except
issuing of senior                                         to the extent consistent
securities.                                               with the Investment Company
                                                          Act of 1940, as amended,
                                                          and the rules and
                                                          regulations thereunder, or
                                                          as may otherwise be
                                                          permitted from time to time
                                                          by regulatory authority."

II.A.(ii). Proposal to       The Fund will not "borrow    The Fund will not "borrow
revise the fundamental       money, except from banks     money or issue any class of
policy regarding the         and then only if             senior securities, except
borrowing of money.          immediately after each such  to the extent consistent
                             borrowing there is asset     with the Investment Company
                             coverage of at least 300%    Act of 1940, as amended,
                             as defined in the 1940       and the rules and
                             Act."                        regulations thereunder, or
                                                          as may otherwise be
                                                          permitted from time to time
                                                          by regulatory authority."

II.C. Proposal concerning    The Fund "normally invests   The Fund will "normally
fundamental policy           at least 25% of its total    invest at least 25% of its
regarding investments        assets, in the aggregate,    total assets, in the
within certain industries.   in the following             aggregate, in the following
                             industries: computers and    industries: technology
                             computer equipment,          hardware and equipment,
                             software and computer        software and computer
                             services, electronics, and   services, commercial
                             communication equipment."    services and supplies,
                                                          electronics, and
                                                          communication equipment."

II.D. Proposal to revise     The Fund will not "make      The Fund will not "make
the fundamental policy       loans, except through (a)    loans, except to the extent
regarding the making of      the purchase of debt         consistent with the
loans.                       obligations in accordance    Investment Company Act of
                             with the Fund's investment   1940, as amended, and the
                             objective and policies, (b)  rules and regulations
                             repurchase agreements with   thereunder, or as may
                             banks, brokers, dealers and  otherwise be permitted from
                             other financial              time to time by regulatory
                             institutions, and (c) loans  authority."
                             of cash or securities as
                             permitted by applicable
                             law."

                         THE HARTFORD GLOBAL TECHNOLOGY FUND
                                       (CONT.)

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.E. Proposal to revise     The Fund will not            The Fund will not "act as
the fundamental policy       "underwrite securities       an underwriter of
regarding underwriting       issued by others, except to  securities of other
securities.                  the extent that the sale of  issuers, except to the
                             portfolio securities by the  extent that, in connection
                             Fund may be deemed to be an  with the disposition of
                             underwriting."               portfolio securities, the
                                                          Fund may be deemed an
                                                          underwriter under
                                                          applicable laws."

II.F. Proposal to revise     The Fund will not "purchase  The Fund will not "purchase
the fundamental policy       or sell real estate, except  or sell real estate unless
regarding investments in     that the Fund may (a)        acquired as a result of
real estate and interests    acquire or lease office      ownership of securities or
therein.                     space for its own use, (b)   other instruments, although
                             invest in securities of      it may purchase securities
                             issuers that invest in real  secured by real estate or
                             estate or interests therein  interests therein, or
                             (e.g., real estate           securities issued by
                             investment trusts), (c)      companies which invest in
                             invest in securities that    real estate or interests
                             are secured by real estate   therein."
                             or interests therein, (d)
                             purchase and sell
                             mortgage-related
                             securities, (e) hold and
                             sell real estate acquired
                             by the Fund as a result of
                             the ownership of securities
                             and (f) invest in real
                             estate limited
                             partnerships."

II.G. Proposal to revise     The Fund will not "invest    The Fund will not "purchase
the fundamental policy       in commodities or commodity  or sell commodities or
regarding purchases and      contracts, except that the   commodities contracts,
sales of commodities and     Fund may invest in currency  except that the Fund may
commodities contracts.       and financial instruments    purchase or sell financial
                             and contracts that are       futures contracts, options
                             commodities or commodity     on financial futures
                             contracts."                  contracts and futures
                                                          contracts, forward
                                                          contracts, and options with
                                                          respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

                    THE HARTFORD GLOBAL COMMUNICATIONS FUND



PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.A.(i). Proposal to        The Fund will not "issue     The Fund will not "borrow
revise the fundamental       senior securities to the     money or issue any class of
policy regarding the         extent such issuance would   senior securities, except
issuing of senior            violate applicable law."     to the extent consistent
securities.                                               with the Investment Company
                                                          Act of 1940, as amended,
                                                          and the rules and
                                                          regulations thereunder, or
                                                          as may otherwise be
                                                          permitted from time to time
                                                          by regulatory authority."

II.A.(ii). Proposal to       The Fund will not "borrow    The Fund will not "borrow
revise the fundamental       money, except (a) the Fund   money or issue any class of
policy regarding the         may borrow from banks (as    senior securities, except
borrowing of money.          defined in the 1940 Act)     to the extent consistent
                             and through reverse          with the Investment Company
                             repurchase agreements in     Act of 1940, as amended,
                             amounts up to 33.33% of its  and the rules and
                             total assets (including the  regulations thereunder, or
                             amount borrowed), (b) the    as may otherwise be
                             Fund may, to the extent      permitted from time to time
                             permitted by applicable      by regulatory authority."
                             law, borrow up to an
                             additional 5% of its total
                             assets for temporary
                             purposes, (c) the Fund may
                             obtain such short-term
                             credits as may be necessary
                             for the clearance of
                             purchases and sales of
                             portfolio securities, (d)
                             the Fund may purchase
                             securities on margin to the
                             extent permitted by
                             applicable law and (e) the
                             Fund may engage in
                             transactions in mortgage
                             dollar rolls which are
                             accounted for as
                             financings."

II.C. Proposal concerning    The Fund "normally invests   The Fund will "normally
fundamental policy           at least 25% of its total    invest at least 25% of its
regarding investments        assets, in the aggregate,    total assets, in the
within certain industries.   in the following             aggregate, in the following
                             industries:                  industries:
                             telecommunication services   telecommunication services
                             and media."                  and media."

                       THE HARTFORD GLOBAL COMMUNICATIONS FUND
                                       (CONT.)

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.D. Proposal to revise     The Fund will not "make      The Fund will not "make
the fundamental policy       loans except through (a)     loans, except to the extent
regarding the making of      the purchase of debt         consistent with the
loans.                       obligations in accordance    Investment Company Act of
                             with the Fund's investment   1940, as amended, and the
                             objective and policies, (b)  rules and regulations
                             repurchase agreements with   thereunder, or as may
                             banks, brokers, dealers and  otherwise be permitted from
                             other financial              time to time by regulatory
                             institutions, and (c) loans  authority."
                             of cash or securities as
                             permitted by applicable
                             law."

II.E. Proposal to revise     The Fund will not            The Fund will not "act as
the fundamental policy       "underwrite securities       an underwriter of
regarding underwriting       issued by others, except to  securities of other
securities.                  the extent that the sale of  issuers, except to the
                             portfolio securities by the  extent that, in connection
                             Fund may be deemed to be an  with the disposition of
                             underwriting."               portfolio securities, the
                                                          Fund may be deemed an
                                                          underwriter under
                                                          applicable laws."

II.F.  Proposal to revise    The Fund will not "purchase  The Fund will not "purchase
the fundamental policy       or sell real estate" except  or sell real estate unless
regarding investments in     that it may "(a) acquire or  acquired as a result of
real estate and interests    lease office space for its   ownership of securities or
therein.                     own use, (b) invest in       other instruments, although
                             securities of issuers that   it may purchase securities
                             invest in real estate or     secured by real estate or
                             interests therein (e.g.,     interests therein, or
                             real estate investment       securities issued by
                             trusts), (c) invest in       companies which invest in
                             securities that are secured  real estate or interests
                             by real estate or interests  therein."
                             therein, (d) purchase and
                             sell mortgage-related
                             securities, (e) hold and
                             sell real estate acquired
                             by the Fund as a result of
                             the ownership of securities
                             and (f) invest in real
                             estate limited
                             partnerships."

                       THE HARTFORD GLOBAL COMMUNICATIONS FUND
                                       (CONT.)

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.G. Proposal to revise     The Fund will not "invest    The Fund will not "purchase
the fundamental policy       in commodities or commodity  or sell commodities or
regarding purchases and      contracts, except that the   commodities contracts,
sales of commodities and     Fund may invest in currency  except that the Fund may
commodities contracts.       and financial instruments    purchase or sell financial
                             and contracts that are       futures contracts, options
                             commodities or commodity     on financial futures
                             contracts."                  contracts and futures
                                                          contracts, forward
                                                          contracts, and options with
                                                          respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

                  THE HARTFORD GLOBAL FINANCIAL SERVICES FUND



PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.A.(i). Proposal to        The Fund will not "issue     The Fund will not "borrow
revise the fundamental       senior securities to the     money or issue any class of
policy regarding the         extent such issuance would   senior securities, except
issuing of senior            violate applicable law."     to the extent consistent
securities.                                               with the Investment Company
                                                          Act of 1940, as amended,
                                                          and the rules and
                                                          regulations thereunder, or
                                                          as may otherwise be
                                                          permitted from time to time
                                                          by regulatory authority."

II.A.(ii). Proposal to       The Fund will not "borrow    The Fund will not "borrow
revise the fundamental       money, except (a) the Fund   money or issue any class of
policy regarding the         may borrow from banks (as    senior securities, except
borrowing of money.          defined in the 1940 Act)     to the extent consistent
                             and through reverse          with the Investment Company
                             repurchase agreements in     Act of 1940, as amended,
                             amounts up to 33.33% of its  and the rules and
                             total assets (including the  regulations thereunder, or
                             amount borrowed), (b) the    as may otherwise be
                             Fund may, to the extent      permitted from time to time
                             permitted by applicable      by regulatory authority."
                             law, borrow up to an
                             additional 5% of its total
                             assets for temporary
                             purposes, (c) the Fund may
                             obtain such short-term
                             credits as may be necessary
                             for the clearance of
                             purchases and sales of
                             portfolio securities, (d)
                             the Fund may purchase
                             securities on margin to the
                             extent permitted by
                             applicable law and (e) the
                             Fund may engage in
                             transactions in mortgage
                             dollar rolls which are
                             accounted for as
                             financings."

II.C. Proposal concerning    The Fund "normally invests   The Fund will "normally
fundamental policy           at least 25% of its total    invest at least 25% of its
regarding investments        assets, in the aggregate,    total assets, in the
within certain industries.   in the following             aggregate, in the following
                             industries: banks,           industries: banks,
                             diversified financials, and  diversified financials, and
                             insurance."                  insurance."

                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                                       (CONT.)

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.D. Proposal to revise     The Fund will not "make      The Fund will not "make
the fundamental policy       loans except through (a)     loans, except to the extent
regarding the making of      the purchase of debt         consistent with the
loans.                       obligations in accordance    Investment Company Act of
                             with the Fund's investment   1940, as amended, and the
                             objective and policies, (b)  rules and regulations
                             repurchase agreements with   thereunder, or as may
                             banks, brokers, dealers and  otherwise be permitted from
                             other financial              time to time by regulatory
                             institutions, and (c) loans  authority."
                             of cash or securities as
                             permitted by applicable
                             law."

II.E. Proposal to revise     The Fund will not            The Fund will not "act as
the fundamental policy       "underwrite securities       an underwriter of
regarding underwriting       issued by others, except to  securities of other
securities.                  the extent that the sale of  issuers, except to the
                             portfolio securities by the  extent that, in connection
                             Fund may be deemed to be an  with the disposition of
                             underwriting."               portfolio securities, the
                                                          Fund may be deemed an
                                                          underwriter under
                                                          applicable laws."

II.F. Proposal to revise     The Fund will not "purchase  The Fund will not "purchase
the fundamental policy       or sell real estate" except  or sell real estate unless
regarding investments in     that it may "(a) acquire or  acquired as a result of
real estate and interests    lease office space for its   ownership of securities or
therein.                     own use, (b) invest in       other instruments, although
                             securities of issuers that   it may purchase securities
                             invest in real estate or     secured by real estate or
                             interests therein (e.g.,     interests therein, or
                             real estate investment       securities issued by
                             trusts), (c) invest in       companies which invest in
                             securities that are secured  real estate or interests
                             by real estate or interests  therein."
                             therein, (d) purchase and
                             sell mortgage-related
                             securities, (e) hold and
                             sell real estate acquired
                             by the Fund as a result of
                             the ownership of securities
                             and (f) invest in real
                             estate limited
                             partnerships".

                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                                       (CONT.)

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.G. Proposal to revise     The Fund will not "invest    The Fund will not "purchase
the fundamental policy       in commodities or commodity  or sell commodities or
regarding purchases and      contracts, except that the   commodities contracts,
sales of commodities and     Fund may invest in currency  except that the Fund may
commodities contracts.       and financial instruments    purchase or sell financial
                             and contracts that are       futures contracts, options
                             commodities or commodity     on financial futures
                             contracts."                  contracts and futures
                                                          contracts, forward
                                                          contracts, and options with
                                                          respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

                            THE HARTFORD FOCUS FUND



PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.A.(i). Proposal to        The Fund will not "issue     The Fund will not "borrow
revise the fundamental       senior securities to the     money or issue any class of
policy regarding the         extent such issuance would   senior securities, except
issuing of senior            violate applicable law."     to the extent consistent
securities.                                               with the Investment Company
                                                          Act of 1940, as amended,
                                                          and the rules and
                                                          regulations thereunder, or
                                                          as may otherwise be
                                                          permitted from time to time
                                                          by regulatory authority."

II.A.(ii). Proposal to       The Fund will not "borrow    The Fund will not "borrow
revise the fundamental       money, except (a) the Fund   money or issue any class of
policy regarding the         may borrow from banks (as    senior securities, except
borrowing of money.          defined in the 1940 Act)     to the extent consistent
                             and through reverse          with the Investment Company
                             repurchase agreements in     Act of 1940, as amended,
                             amounts up to 33.33% of its  and the rules and
                             total assets (including the  regulations thereunder, or
                             amount borrowed), (b) the    as may otherwise be
                             Fund may, to the extent      permitted from time to time
                             permitted by applicable      by regulatory authority."
                             law, borrow up to an
                             additional 5% of its total
                             assets for temporary
                             purposes, (c) the Fund may
                             obtain such short-term
                             credits as may be necessary
                             for the clearance of
                             purchases and sales of
                             portfolio securities, (d)
                             the Fund may purchase
                             securities on margin to the
                             extent permitted by
                             applicable law and (e) the
                             Fund may engage in
                             transactions in mortgage
                             dollar rolls which are
                             accounted for as
                             financings."

                               THE HARTFORD FOCUS FUND
                                       (CONT.)

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.B. Proposal to revise     The Fund will not "invest    The Fund will not "purchase
the fundamental policy       25% or more of its total     the securities of any
regarding investment         assets in the securities of  issuer (other than
concentrations within a      one or more issuers          securities issued or
particular industry.         conducting their principal   guaranteed by the U.S.
                             business activities in the   government or any of its
                             same industry (excluding     agencies or
                             the U.S. Government or any   instrumentalities) if, as a
                             of its agencies or           result, more than 25% of
                             instrumentalities)."         the Fund's total assets
                                                          would be invested in the
                                                          securities of companies
                                                          whose principal business
                                                          activities are in the same
                                                          industry."

II.D. Proposal to revise     The Fund will not "make      The Fund will not "make
the fundamental policy       loans except through (a)     loans, except to the extent
regarding the making of      the purchase of debt         consistent with the
loans.                       obligations in accordance    Investment Company Act of
                             with the Fund's investment   1940, as amended, and the
                             objective and policies, (b)  rules and regulations
                             repurchase agreements with   thereunder, or as may
                             banks, brokers, dealers and  otherwise be permitted from
                             other financial              time to time by regulatory
                             institutions, and (c) loans  authority."
                             of cash or securities as
                             permitted by applicable
                             law."

II.E. Proposal to revise     The Fund will not            The Fund will not "act as
the fundamental policy       "underwrite securities       an underwriter of
regarding underwriting       issued by others, except to  securities of other
securities.                  the extent that the sale of  issuers, except to the
                             portfolio securities by the  extent that, in connection
                             Fund may be deemed to be an  with the disposition of
                             underwriting."               portfolio securities, the
                                                          Fund may be deemed an
                                                          underwriter under
                                                          applicable laws."

                               THE HARTFORD FOCUS FUND
                                       (CONT.)

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.F. Proposal to revise     The Fund will not "purchase  The Fund will not "purchase
the fundamental policy       or sell real estate" except  or sell real estate unless
regarding investments in     that it may "(a) acquire or  acquired as a result of
real estate and interests    lease office space for its   ownership of securities or
therein.                     own use, (b) invest in       other instruments, although
                             securities of issuers that   it may purchase securities
                             invest in real estate or     secured by real estate or
                             interests therein (e.g.,     interests therein, or
                             real estate investment       securities issued by
                             trusts), (c) invest in       companies which invest in
                             securities that are secured  real estate or interests
                             by real estate or interests  therein."
                             therein, (d) purchase and
                             sell mortgage-related
                             securities, (e) hold and
                             sell real estate acquired
                             by the Fund as a result of
                             the ownership of securities
                             and (f) invest in real
                             estate limited
                             partnerships."

II.G. Proposal to revise     The Fund will not "invest    The Fund will not "purchase
the fundamental policy       in commodities or commodity  or sell commodities or
regarding purchases and      contracts, except that the   commodities contracts,
sales of commodities and     Fund may invest in currency  except that the Fund may
commodities contracts.       and financial instruments    purchase or sell financial
                             and contracts that are       futures contracts, options
                             commodities or commodity     on financial futures
                             contracts."                  contracts and futures
                                                          contracts, forward
                                                          contracts, and options with
                                                          respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

                                                      HARTFORD-RETAILPROXY(5/02)

                        THE HARTFORD MUTUAL FUNDS, INC.

                              VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.

***   CONTROL NUMBER: [Number]   ***

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

THE HARTFORD MUTUAL FUNDS, INC.                THIS PROXY IS SOLICITED ON BEHALF
                                                       OF THE BOARD OF DIRECTORS
[Name of Fund]

The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercise.


                                     Date
                                          ----------------------------


                               PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN
                                      THIS PROXY IN THE ENCLOSED ENVELOPE
                              -------------------------------------------------

                              -------------------------------------------------
                              Shareholder(s) signs here
                              Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.


                                                                 HARTFORD MUTUAL

HAS YOUR _______________________________    DO YOU _____________________________
ADDRESS  _______________________________    HAVE ANY ___________________________
CHANGED? _______________________________    COMMENTS? __________________________

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK
                    OR NUMBER 2 PENCIL.                                      [x]
                    PLEASE DO NOT USE FINE POINT PENS.


PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.

I.   To elect the following Nominees to the Board of Directors: (01) Winifred        FOR    WITHHOLD   FOR ALL
     Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill, (04) William       ALL      ALL      EXCEPT *
     Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard Handley Pryor,
     Jr., (07) Lowndes Andrew Smith, (08) John Kelley Springer, and (09) David
     M. Znamierowski
     * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX         [ ]       [ ]       [ ]  I.
     "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

     ---------------------------------------------------------------------------
II.  To approve proposals to eliminate or revise certain fundamental investment      FOR    AGAINST    ABSTAIN
     policies of the Funds.
     (Letters correspond to letter designations in the Proxy Statement.)

     A(i).Proposal to revise the fundamental policy regarding the issuing of         [ ]       [ ]       [ ]  A(i).
           senior securities.

     A(ii)Proposal to revise the fundamental policy regarding the borrowing of       [ ]       [ ]       [ ]  A(ii).
           money.

     B.    Proposal to revise the fundamental policy regarding investment            [ ]       [ ]       [ ]  B.
           concentrations within a particular industry.

     D.    Proposal to revise the fundamental policy regarding the making of         [ ]       [ ]       [ ]  D.
           loans.

     E.    Proposal to revise the fundamental policy regarding underwriting          [ ]       [ ]       [ ]  E.
           securities.

     F.    Proposal to revise the fundamental policy regarding investments in        [ ]       [ ]       [ ]  F.
           real estate and interests therein.

     G.    Proposal to revise the fundamental policy regarding purchases and         [ ]       [ ]       [ ]  G.
           sales of commodities and commodities contracts.


           MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ABOVE.   [ ]



                                                                       HMF-FOCUS

                        THE HARTFORD MUTUAL FUNDS, INC.

                              VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.

***   CONTROL NUMBER: [Number]   ***

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

THE HARTFORD MUTUAL FUNDS, INC.                THIS PROXY IS SOLICITED ON BEHALF
                                                       OF THE BOARD OF DIRECTORS

[Name of Fund]


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercise.

                                    Date
                                        ----------------------------


                               PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN
                                      THIS PROXY IN THE ENCLOSED ENVELOPE
                              --------------------------------------------------

                              --------------------------------------------------
                              Shareholder(s) signs here
                              Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.


                                                                 HARTFORD MUTUAL

HAS YOUR _______________________________    DO YOU _____________________________
ADDRESS  _______________________________    HAVE ANY ___________________________
CHANGED? _______________________________    COMMENTS? __________________________

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK
                    OR NUMBER 2 PENCIL.                                      [x]
                    PLEASE DO NOT USE FINE POINT PENS.


PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.
I.   To elect the following Nominees to the Board of Directors: (01) Winifred        FOR    WITHHOLD   FOR ALL
     Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill, (04) William       ALL      ALL      EXCEPT *
     Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard Handley Pryor,
     Jr., (07) Lowndes Andrew Smith, (08) John Kelley Springer, and (09) David
     M. Znamierowski
     * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX         [ ]       [ ]       [ ]  I.
     "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

     ---------------------------------------------------------------------------
II.  To approve proposals to eliminate or revise certain fundamental investment      FOR    AGAINST    ABSTAIN
     policies of the Funds.
     (Letters correspond to letter designations in the Proxy Statement.)

     A(i).Proposal to revise the fundamental policy regarding the issuing of         [ ]       [ ]       [ ]  A(i).
           senior securities.

     A(ii)Proposal to revise the fundamental policy regarding the borrowing of       [ ]       [ ]       [ ]  A(ii).
           money.

     C.    Proposal concerning fundamental policy regarding investments within       [ ]       [ ]       [ ]  C.
           certain industries.

     D.    Proposal to revise the fundamental policy regarding the making of         [ ]       [ ]       [ ]  D.
           loans.

     E.    Proposal to revise the fundamental policy regarding underwriting          [ ]       [ ]       [ ]  E.
           securities.

     F.    Proposal to revise the fundamental policy regarding investments in        [ ]       [ ]       [ ]  F.
           real estate and interests therein.

     G.    Proposal to revise the fundamental policy regarding purchases and         [ ]       [ ]       [ ]  G.
           sales of commodities and commodities contracts.


         MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ABOVE.     [ ]




                                                                      HMF-GLOBAL

                        THE HARTFORD MUTUAL FUNDS, INC.

                              VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.

***   CONTROL NUMBER: [Number]   ***

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

THE HARTFORD MUTUAL FUNDS, INC.                THIS PROXY IS SOLICITED ON BEHALF
                                                       OF THE BOARD OF DIRECTORS

[Name of Fund]


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercise.


                                     Date
                                          ----------------------------


                               PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN
                                      THIS PROXY IN THE ENCLOSED ENVELOPE
                              -------------------------------------------------

                              -------------------------------------------------
                              Shareholder(s) signs here
                              Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.


                                                                 HARTFORD MUTUAL

HAS YOUR _______________________________    DO YOU _____________________________
ADDRESS  _______________________________    HAVE ANY ___________________________
CHANGED? _______________________________    COMMENTS? __________________________

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK
                    OR NUMBER 2 PENCIL.                                      [x]
                    PLEASE DO NOT USE FINE POINT PENS.


PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.
I.   To elect the following Nominees to the Board of Directors: (01) Winifred        FOR    WITHHOLD   FOR ALL
     Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill, (04) William       ALL      ALL      EXCEPT *
     Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard Handley Pryor,
     Jr., (07) Lowndes Andrew Smith, (08) John Kelley Springer, and (09) David
     M. Znamierowski
     * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX         [ ]       [ ]       [ ]  I.
     "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

     ---------------------------------------------------------------------------
II.  To approve proposals to eliminate or revise certain fundamental investment      FOR    AGAINST    ABSTAIN
     policies of the Funds.
     (Letters correspond to letter designations in the Proxy Statement.)

     A(i). Proposal to revise the fundamental policy regarding the issuing of        [ ]       [ ]       [ ]  A(i).
           senior securities.

     A(ii) Proposal to revise the fundamental policy regarding the borrowing of      [ ]       [ ]       [ ]  A(ii).
           money.

     B.    Proposal to revise the fundamental policy regarding investment            [ ]       [ ]       [ ]  B.
           concentrations within a particular industry.

     D.    Proposal to revise the fundamental policy regarding the making of         [ ]       [ ]       [ ]  D.
           loans.

     E.    Proposal to revise the fundamental policy regarding underwriting          [ ]       [ ]       [ ]  E.
           securities.

     F.    Proposal to revise the fundamental policy regarding investments in        [ ]       [ ]       [ ]  F.
           real estate and interests therein.

     G.    Proposal to revise the fundamental policy regarding purchases and         [ ]       [ ]       [ ]  G.
           sales of commodities and commodities contracts.

     H.    Proposal to eliminate the fundamental policy regarding the                [ ]       [ ]       [ ]  H.
           diversification of investments.


           MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ABOVE.   [ ]



                                                                       HMF-FUNDS

[LOGO]
The Hartford Financial Services

                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                         THE HARTFORD MUTUAL FUNDS, INC.
                                 [NAME OF FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 7, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.

All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at anytime before it is exercised.

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.           TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF           [ ] FOR ALL
                      DIRECTORS:
                      (01) WINIFRED ELLEN COLEMAN,                              [ ] WITHHOLD ALL
                      (02) DR. ROBERT M. GAVIN,
                      (03) DUANE E. HILL,                                       [ ] FOR ALL EXCEPT:
                      (04) WILLIAM ATCHISON O'NEILL,
                      (05) PHILLIP O. PETERSON,
                      (06) MILLARD HANDLEY PRYOR, JR.,
                      (07) LOWNDES ANDREW SMITH,
                      (08) JOHN KELLEY SPRINGER AND
                      (09) DAVID M. ZNAMIEROWSKI

-----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.           TO APPROVE PROPOSALS TO ELIMINATE OR
                      REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES
                      OF THE FUNDS. (LETTERS CORRESPOND TO LETTER
                      DESIGNATIONS IN THE PROXY STATEMENT.)

-----------------------------------------------------------------------------------------------------------------------.
PROPOSAL 2a(i).       PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR     [ ] AGAINST    [ ] ABSTAIN
                      REGARDING THE ISSUING OF SENIOR SECURITIES.

-----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR     [ ] AGAINST    [ ] ABSTAIN
                      REGARDING THE BORROWING OF MONEY.

-----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR     [ ] AGAINST    [ ] ABSTAIN
                      REGARDING INVESTMENT CONCENTRATIONS WITHIN A
                      PARTICULAR INDUSTRY.

-----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR     [ ] AGAINST    [ ] ABSTAIN
                      REGARDING THE MAKING OF LOANS.

-----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR     [ ] AGAINST    [ ] ABSTAIN
                      REGARDING UNDERWRITING SECURITIES.

-----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.          PROPOSAL TO REVISE THE  FUNDAMENTAL POLICY                [ ] FOR     [ ] AGAINST    [ ] ABSTAIN
                      REGARDING INVESTMENTS IN REAL ESTATE AND
                      INTERESTS THEREIN.

-----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.          PROPOSAL TO REVISE THE  FUNDAMENTAL POLICY                [ ] FOR     [ ] AGAINST    [ ] ABSTAIN
                      REGARDING PURCHASES AND SALES OF COMMODITIES
                      AND COMMODITIES CONTRACTS.
-----------------------------------------------------------------------------------------------------------------------

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


   To receive an optional email confirmation, enter your email address here:

                 ----------------------------------------------

     PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR PROXY.

IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE, ONLY YOUR LAST (MOST RECENT) PROXY
                           WILL BE CONSIDERED VALID.



                     Press this button to Submit your Proxy

[LOGO]
The Hartford Financial Services

                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                         THE HARTFORD MUTUAL FUNDS, INC.
                                 [NAME OF FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 7, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.

All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at anytime before it is exercised.

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.           TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF           [ ] FOR ALL
                      DIRECTORS:
                      (01) WINIFRED ELLEN COLEMAN,                              [ ] WITHHOLD ALL
                      (02) DR. ROBERT M. GAVIN,
                      (03) DUANE E. HILL,                                       [ ] FOR ALL EXCEPT:
                      (04) WILLIAM ATCHISON O'NEILL,
                      (05) PHILLIP O. PETERSON,
                      (06) MILLARD HANDLEY PRYOR, JR.,
                      (07) LOWNDES ANDREW SMITH,
                      (08) JOHN KELLEY SPRINGER AND
                      (09) DAVID M. ZNAMIEROWSKI

-------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.           TO APPROVE PROPOSALS TO ELIMINATE OR
                      REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES
                      OF THE FUNDS. (LETTERS CORRESPOND TO LETTER
                      DESIGNATIONS IN THE PROXY STATEMENT.)

-------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).       PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
                      REGARDING THE ISSUING OF SENIOR SECURITIES.

-------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
                      REGARDING THE BORROWING OF MONEY.

-------------------------------------------------------------------------------------------------------------------
PROPOSAL 2c.          PROPOSAL CONCERNING FUNDAMENTAL POLICY                    [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
                      REGARDING INVESTMENTS WITHIN CERTAIN INDUSTRIES.

-------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
                      REGARDING THE MAKING OF LOANS.

-------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
                      REGARDING UNDERWRITING SECURITIES.

-------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.          PROPOSAL TO REVISE THE  FUNDAMENTAL POLICY                [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
                      REGARDING INVESTMENTS IN REAL ESTATE AND
                      INTERESTS THEREIN.

-------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.          PROPOSAL TO REVISE THE  FUNDAMENTAL POLICY                [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
                      REGARDING PURCHASES AND SALES OF COMMODITIES
                      AND COMMODITIES CONTRACTS.
-------------------------------------------------------------------------------------------------------------------

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


   To receive an optional email confirmation, enter your email address here:

                       ---------------------------------

     PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR PROXY.

IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE, ONLY YOUR LAST (MOST RECENT) PROXY
                           WILL BE CONSIDERED VALID.



                     Press this button to Submit your Proxy

[LOGO]
The Hartford Financial Services

                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                         THE HARTFORD MUTUAL FUNDS, INC.
                                 [NAME OF FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 7, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.

All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at anytime before it is exercised.

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.           TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF           [ ] FOR ALL
                      DIRECTORS:
                      (01) WINIFRED ELLEN COLEMAN,                              [ ] WITHHOLD ALL
                      (02) DR. ROBERT M. GAVIN,
                      (03) DUANE E. HILL,                                       [ ] FOR ALL EXCEPT:
                      (04) WILLIAM ATCHISON O'NEILL,
                      (05) PHILLIP O. PETERSON,
                      (06) MILLARD HANDLEY PRYOR, JR.,
                      (07) LOWNDES ANDREW SMITH,
                      (08) JOHN KELLEY SPRINGER AND
                      (09) DAVID M. ZNAMIEROWSKI

----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.           TO APPROVE PROPOSALS TO ELIMINATE OR
                      REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES
                      OF THE FUNDS. (LETTERS CORRESPOND TO LETTER
                      DESIGNATIONS IN THE PROXY STATEMENT.)

----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).       PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
                      REGARDING THE ISSUING OF SENIOR SECURITIES.

----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
                      REGARDING THE BORROWING OF MONEY.

----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
                      REGARDING INVESTMENT CONCENTRATIONS WITHIN A
                      PARTICULAR INDUSTRY.

----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
                      REGARDING THE MAKING OF LOANS.

----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY                 [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
                      REGARDING UNDERWRITING SECURITIES.

----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.          PROPOSAL TO REVISE THE  FUNDAMENTAL POLICY                [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
                      REGARDING INVESTMENTS IN REAL ESTATE AND
                      INTERESTS THEREIN.

----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.          PROPOSAL TO REVISE THE  FUNDAMENTAL POLICY                [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
                      REGARDING PURCHASES AND SALES OF COMMODITIES
                      AND COMMODITIES CONTRACTS.

----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2h.          PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY              [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
                      REGARDING THE DIVERSIFICATION OF INVESTMENTS.

----------------------------------------------------------------------------------------------------------------------

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

To receive an optional email confirmation, enter your email address here:

                       ---------------------------------

  PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR PROXY. IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE, ONLY YOUR LAST (MOST RECENT) PROXY WILL BE
                               CONSIDERED VALID.



                     Press this button to Submit your Proxy

                          SCRIPT FOR TELEPHONE VOTING

                        THE HARTFORD MUTUAL FUNDS, INC.:
                                   FOCUS FUND



OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now." (Speech Two above)
--------------------------------------------------------------------------------


IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

AND THEN,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2a One: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2a(i) , HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2a Two: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2a(ii), HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2b: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2b, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2d: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2d, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2e: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2e, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2f: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2f, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2g: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2g, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

                          SCRIPT FOR TELEPHONE VOTING

                        THE HARTFORD MUTUAL FUNDS, INC.:
                           GLOBAL COMMUNICATIONS FUND
                         GLOBAL FINANCIAL SERVICES FUND
                               GLOBAL HEALTH FUND
                             GLOBAL TECHNOLOGY FUND


OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:


--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now." (Speech Two above)
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

AND THEN,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Proposal 2a One: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2a(i) , HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Proposal 2a Two: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2a(ii), HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2c: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2c, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2d: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2d, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2e: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2e, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2f: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2f, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2g: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2g, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

                          SCRIPT FOR TELEPHONE VOTING

                        THE HARTFORD MUTUAL FUNDS, INC.:
                                  ADVISERS FUND
                            BOND INCOME STRATEGY FUND
                              CAPITAL APPRECIATION
                              DIVIDEND AND GROWTH
                               GLOBAL LEADERS FUND
                             GROWTH AND INCOME FUND
                                 HIGH YIELD FUND
                     INTERNATIONAL CAPITAL APPRECIATION FUND
                        INTERNATIONAL OPPORTUNITIES FUND
                        INTERNATIONAL SMALL COMPANY FUND
                                   MIDCAP FUND
                                MIDCAP VALUE FUND
                                MONEY MARKET FUND
                               SMALL COMPANY FUND
                                   STOCK FUND
                                   VALUE FUND



OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:


--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now." (Speech Two above)
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

AND THEN,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Proposal 2a One: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2a(i) , HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Proposal 2a Two: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2a(ii), HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2b: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2b, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2d: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2d, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2e: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2e, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2f: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2f, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2g: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2g, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2h: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2h, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1. HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.